As filed with the Securities and Exchange Commission on February 19, 2016

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PULTEGROUP, INC.*

(Exact Name of Registrant as Specified in Its Charter)

Michigan	38-2766606
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3350 Peachtree Road NE, Suite 150

Atlanta, Georgia 30326

(404) 978-6400

(Address, including zip code, and telephone number, including area code, of Registrant’s and Additional Registrants’ principal executive offices)

Steven M. Cook, Esq.

Executive Vice President, Chief Legal Officer and Corporate Secretary, PulteGroup, Inc.

3350 Peachtree Road NE, Suite 150

Atlanta, Georgia 30326

(404) 978-6400

(Name and Address, including zip code, and telephone number, including area code, of agent for service for Registrant and Additional Registrants)

Copy to:

Kevin F. Blatchford, Esq.

Sidley Austin LLP

One South Dearborn

Chicago, Illinois 60603

(312) 853-2076

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Debt Securities
Guarantees of the Debt Securities(2)
Common Shares, $.01 par value, including related preferred share purchase rights(3)
Preferred Shares, $.01 par value
Depositary Shares
Warrants
Stock Purchase Contracts
Stock Purchase Units

(1)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement. The registrant is deferring payment of the registration fee pursuant to Rule 456(b) and is omitting this information in reliance on Rule 456(b) and Rule 457(r) under the Securities Act of 1933. Registration fees will be paid subsequently on a pay-as-you-go basis.
(2)	Guarantees of PulteGroup, Inc.’s debt securities by its subsidiaries listed below in the Table of Additional Registrants. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is required for the guarantees.
(3)	The common shares being registered hereunder include the right to purchase Series A Junior Participating Preferred Shares of PulteGroup, Inc. (the “rights”), which are attached to all the common shares pursuant to the Amended and Restated Section 382 Rights Agreement, dated March 18, 2010, by and between PulteGroup, Inc. and Computershare Trust Company, N.A., as rights agent, as amended. Until the occurrence of certain prescribed events, none of which have occurred as of the date hereof, the rights will not be exercisable or evidenced separately from the common shares.
*	Information regarding additional registrants (“Additional Registrants”) is contained in the Table of Additional Registrants on the following page.

TABLE OF ADDITIONAL REGISTRANTS

Exact Names of Subsidiary Guarantor Registrants as Specified in their Charters**	State of Organization	I.R.S. Employer Identification Number
Anthem Arizona, L.L.C.	Arizona	86-0843863
Centex Construction of New Mexico, LLC	Delaware	26-1251685
Centex Development Company, L.P.	Delaware	75-2168471
Centex Homes	Nevada	75-2502012
Centex Homes of California, LLC	Delaware	75-2832826
Centex Homes, LLC	Delaware	75-2928800
Centex International II, LLC	Nevada	75-1426959
Centex LLC	Nevada	75-0778259
Centex Real Estate Construction Company	Nevada	75-2617339
Centex Real Estate Corporation	Nevada	20-8642726
Del Webb California Corp.	Arizona	86-6050554
Del Webb Communities, Inc.	Arizona	86-0530275
Del Webb Communities of Illinois, Inc.	Arizona	86-0843863
Del Webb Corporation	Delaware	86-0077724
Del Webb Home Construction, Inc.	Arizona	86-0627221
Del Webb Limited Holding Co.	Arizona	86-0811322
Del Webb Southwest Co.	Arizona	86-0811323
Del Webb Texas Limited Partnership	Arizona	86-0811318
Del Webb’s Coventry Homes Construction Co.	Arizona	86-0523039
Del Webb’s Coventry Homes, Inc.	Arizona	86-0540127
Del Webb’s Coventry Homes of Nevada, Inc.	Arizona	86-0760396
DiVosta Building, LLC	Michigan	20-3768832
DiVosta Homes Holdings, LLC	Delaware	38-3691939
DiVosta Homes, L.P.	Delaware	38-3691940
DW Homebuilding Co.	Arizona	86-0942886
Nomas LLC	Nevada	75-1831996
PH1 Corporation	Michigan	38-3626161
PH3 Corporation	Michigan	81-0590824
PH4 Corporation	Michigan	81-0590827
PH 19 Corporation	Michigan	20-8286744
PN II, Inc.	Nevada	38-3365528
Potomac Yard Development LLC	Delaware	20-1309736
Preserve II, Inc.	Michigan	38-2754362
Pulte Arizona Services, Inc.	Michigan	42-1559598
Pulte Building Systems Holding Company, LLC	Nevada	65-1164572
Pulte Communities NJ, Limited Partnership	Michigan	38-3566768
Pulte Development Corporation	Michigan	38-2774526
Pulte Development New Mexico, Inc.	Michigan	61-1452129
Pulte Home Corporation	Michigan	38-1545089
Pulte Home Corporation of the Delaware Valley	Michigan	52-1872230
Pulte Homes of Greater Kansas City, Inc.	Michigan	75-2522882
Pulte Homes of Indiana, LLC	Indiana	38-3190145
Pulte Homes of Michigan LLC	Michigan	13-4220898
Pulte Homes of Minnesota LLC	Minnesota	20-8014790
Pulte Homes of New England LLC	Michigan	75-3089455
Pulte Homes of New Mexico, Inc.	Michigan	38-3683485
Pulte Homes of New York LLC	Delaware	20-8088084
Pulte Homes of NJ, Limited Partnership	Michigan	38-3566768
Pulte Homes of Ohio LLC	Michigan	13-4220906
Pulte Homes of PA, Limited Partnership	Michigan	38-3566766
Pulte Homes of St. Louis, LLC	Nevada	01-0749003
Pulte Homes of Texas, L.P.	Texas	75-2720127
Pulte Homes Tennessee, Inc.	Michigan	38-3412149
Pulte Homes Tennessee Limited Partnership	Nevada	38-3412151
Pulte Land Company, LLC	Michigan	38-3500432
Pulte Nevada I LLC	Delaware	26-0280515
Pulte Payroll Corporation	Michigan	31-1354336
Pulte Realty Holdings, Inc.	Michigan	52-2435988

Exact Names of Subsidiary Guarantor Registrants as Specified in their Charters**	State of Organization	I.R.S. Employer Identification Number
Pulte Realty Limited Partnership	Michigan	27-4291485
Pulte Texas Holdings, LLC	Michigan	26-0619502
Pulte/BP Murrieta Hills, LLC	California	None
RN Acquisition 2 Corp.	Nevada	38-3412154
Terravita Home Construction Co.	Arizona	86-0194910
Wil Corporation	Michigan	38-3218819

**	The address for the principal executive office of each Additional Registrant, other than Pulte Realty Holdings, Inc., and Pulte Realty Limited Partnership, is 3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326, and the telephone number for that principal executive office is (404) 978-6400. The address for the principal executive office of Pulte Realty Holdings, Inc. and Pulte Realty Limited Partnership is 100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304, and the telephone number for that principal executive office is (248) 644-7300.

PROSPECTUS

PulteGroup, Inc.

Senior Debt Securities

Subordinated Debt Securities

Guarantees of the Debt Securities

Common Shares

Preferred Shares

Depositary Shares

Warrants

Stock Purchase Contracts

Stock Purchase Units

The following are types of securities that may be offered and sold under this prospectus:

•	Unsecured senior debt securities

•	Unsecured subordinated debt securities

•	Common shares (including related preferred share purchase rights)

•	Preferred shares

•	Depositary shares

•	Warrants

•	Stock purchase contracts

•	Stock purchase units

If indicated in the relevant prospectus supplement, any debt securities may be fully and unconditionally guaranteed on a senior or subordinated basis, as the case may be, by a number of our direct or indirect homebuilding subsidiaries named in this prospectus.

Our common shares are quoted on the New York Stock Exchange under the trading symbol “PHM”.

We will describe in a prospectus supplement, which must accompany this prospectus, the securities we are offering and selling, as well as the specific terms of the securities. Those terms may include:

•	Maturity

•	Interest rate

•	Sinking fund terms

•	Currency of payments

•	Dividends
•	Redemption terms

•	Listing on a securities exchange

•	Amount payable at maturity

•	Conversion or exchange rights
•	Liquidation amount

•	Subsidiary guarantees

•	Subordination

•	Repurchase rights

Investing in these securities involves certain risks. You should consider the risk factors described or referred to in any accompanying prospectus supplement and any documents incorporated and deemed to be incorporated by reference in this prospectus before investing in these securities. See “Risk Factors” on page 3 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We may offer the securities in amounts, at prices and on terms determined at the time of offering. We may sell the securities directly to you, through agents we select, or through underwriters and dealers we select. If we use agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement.

The date of this prospectus is February 19, 2016

You should rely only on the information contained or incorporated or deemed to be incorporated by reference in this prospectus, in any accompanying prospectus supplement and any related free writing prospectus. We have not authorized any person to provide you with different information. This document may only be used where it is legal to offer or sell these securities. You should only assume that the information in this prospectus, the documents incorporated or deemed to be incorporated by reference herein, any prospectus supplement and any related free writing prospectus is accurate as of the respective dates on the front of those documents. Our business, financial condition, results of operations and prospects may have changed since those dates.

Each reference in this prospectus to “PulteGroup,” “we,” “our” or “us” means PulteGroup, Inc. and its consolidated subsidiaries, unless the context requires otherwise.

- i -

SPECIAL NOTES CONCERNING FORWARD-LOOKING STATEMENTS

This prospectus and the documents incorporated and deemed to be incorporated by reference in this prospectus and any accompanying prospectus supplement and related free writing prospectus contain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “may,” “can,” “could,” “might,” “will” and similar expressions identify forward-looking statements, including statements related to expected operating and performing results, planned transactions, planned objectives of management, future developments or conditions in the industries in which we participate and other trends, developments and uncertainties that may affect our business in the future.

Such risks, uncertainties and other factors include, among other things: interest rate changes and the availability of mortgage financing; continued volatility in the debt and equity markets; competition within the industries in which we operate; the availability and cost of land and other raw materials used by us in our homebuilding operations; the impact of any changes to our strategy in responding to the cyclical nature of the industry, including any changes regarding our land positions; the availability and cost of insurance covering risks associated with our businesses; shortages and the cost of labor; weather related slowdowns; slow growth initiatives and/or local building moratoria; governmental regulation directed at or affecting the housing market, the homebuilding industry or construction activities; uncertainty in the mortgage lending industry, including revisions to underwriting standards and repurchase requirements associated with the sale of mortgage loans; the interpretation of or changes to tax, labor and environmental laws; economic changes nationally or in our local markets, including inflation, deflation, changes in consumer confidence and preferences and the state of the market for homes in general; legal or regulatory proceedings or claims; our ability to generate sufficient cash flow in order to successfully implement our capital allocation priorities; required accounting changes; terrorist acts and other acts of war; and other factors of national, regional and global scale, including those of a political, economic, business and competitive nature. For a further discussion of these and other risks and uncertainties applicable to our businesses and the securities offered hereby, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and in our subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference in this prospectus and may be obtained as described under “Where You Can Find More Information,” and in the applicable prospectus supplement and any related free writing prospectus. We undertake no duty to update any forward-looking statement, whether as a result of new information, future events or changes in our expectations.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) utilizing a “shelf” registration process. Under this shelf registration process, we may, from time to time, offer any combination of the securities described in this prospectus in one or more offerings in an unlimited amount. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer these securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering and the securities being offered. In addition, each prospectus supplement and any related free writing prospectus may also add, update or change information contained in this prospectus or any document incorporated or deemed to be incorporated by reference herein, and, accordingly, any statement in this prospectus or in any document incorporated or deemed to be incorporated by reference herein will be deemed modified or superseded to the extent that any statement contained in the accompanying prospectus supplement or any related free writing prospectus modifies or supersedes that statement. Please carefully read this prospectus, the accompanying prospectus supplement and any related free writing prospectus together with the documents incorporated and deemed to be incorporated by reference in this prospectus as described under the heading “Where You Can Find More Information.”

PULTEGROUP

We are a Michigan corporation organized in 1956. We are one of the largest homebuilders in the United States (“U.S.”). While our subsidiaries engage primarily in the homebuilding business, we also engage in the financial services business.

Homebuilding, our core business, includes the acquisition and development of land primarily for residential purposes within the U.S. and the construction of housing on such land. Homebuilding offers a broad product line to meet the needs of homebuyers in our targeted markets. Through our brands, which include Pulte Homes, Centex, Del Webb, Divosta Homes and John Wieland Homes and Neighborhoods, we offer a wide variety of home designs, including single-family detached, townhouses, condominiums, and duplexes at different prices and with varying levels of options and amenities to our major customer groups: first-time, move-up, and active adult. Over our history, we have delivered over 655,000 homes.

We conduct our financial services business, which includes mortgage and title operations, through Pulte Mortgage LLC (“Pulte Mortgage”) and other subsidiaries. Pulte Mortgage arranges financing through the origination of mortgage loans primarily for the benefit of our homebuyers. We are a lender approved by the Federal Housing Authority and Department of Veterans Affairs and are a seller/servicer approved by Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and other investors. In our conventional mortgage lending activities, we follow underwriting guidelines established by Fannie Mae, Freddie Mac, and private investors. We believe that our customers’ use of our in-house mortgage and title operations provides us with a competitive advantage by enabling more control over the quality of the overall home buying process for our customers while also helping us align the timing of the house construction process with our customers’ financing needs.

Our executive offices are located at 3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326, and our telephone number is (404) 978-6400. Our website is located at www.pultegroupinc.com. The information on our website is not part of this prospectus.

RISK FACTORS

Investing in our securities to be offered and sold under this prospectus involves certain risks. Before investing in our securities, you should consider carefully the risks and uncertainties set forth under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference in this prospectus and may be obtained as described under “Where You Can Find More Information,” and any risk factors that may be set forth in the applicable accompanying prospectus supplement and any related free writing prospectus, as well as the other information contained in this prospectus, the documents incorporated and deemed to be incorporated by reference herein, the applicable accompanying prospectus supplement and any related free writing prospectus. Each of these risks could have a material adverse effect on our business, results of operations and financial condition and the occurrence of any of these risks might cause you to lose all or part of your investment in our securities. In addition, the information contained in this prospectus, the applicable accompanying prospectus supplement, any related free writing prospectus and the documents incorporated and deemed to be incorporated by reference in this prospectus include forward-looking statements that involve risks and uncertainties. We refer you to the “Special Notes Concerning Forward-Looking Statements” section of this prospectus for information regarding some of the risks and uncertainties inherent in forward-looking statements. Our actual results could differ materially from those expressed in or implied by the forward-looking statements as a result of many factors, including the risks described under the caption “Risk Factors” in the documents referred to above and the risks described elsewhere in this prospectus, any applicable accompanying prospectus supplement, any related free writing prospectus and the documents incorporated and deemed to incorporated by reference in this prospectus.

USE OF PROCEEDS

Except as otherwise provided in the related prospectus supplement, we will use the net proceeds from the sale of the offered securities for general corporate purposes. These purposes may include:

•	repayments or refinancing of debt;

•	working capital;

•	capital expenditures;

•	corporate acquisitions;

•	acquisition and development of land and construction of homes; and

•	repurchase or redemption of securities, including our common shares.

RATIO OF EARNINGS TO FIXED CHARGES

The following table shows our ratios of earnings to fixed charges for the periods indicated. This information should be read in conjunction with the consolidated financial statements and the accompanying notes incorporated by reference in this prospectus.

	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratio of earnings to fixed charges(a)	7.3	6.4	4.9	2.0	—	(b)

(a)	The ratios of earnings to fixed charges set forth above are computed on a consolidated basis. Fixed charges are comprised of interest incurred, which includes imputed interest associated with the guaranteed debt of our 50% or less owned affiliates, as well as a portion of rent expense, which represents the estimated interest factor and amortization of debt expense.
(b)	Earnings for the year ended December 31, 2011 were inadequate to cover fixed charges. Additional earnings of $338.4 million would have been necessary to bring the ratio to 1.0.

We did not have any preferred shares outstanding on which dividends were paid or payable during any of the periods presented. Therefore, the ratios of earnings to fixed charges and preferred stock dividends for the periods indicated equal the ratios of earnings to fixed charges for the same periods.

DESCRIPTION OF DEBT SECURITIES

We describe in this section the general terms that will apply to any particular series of debt securities that we may offer by this prospectus and an applicable prospectus supplement in the future. When we issue a particular series, we will describe in the prospectus supplement that relates to that series (i) the specific terms of the debt securities and (ii) the extent to which the general terms described in this section apply to the debt securities of that series.

Any debt securities that we offer will be our direct unsecured general obligations. These debt securities may be senior debt securities, subordinated debt securities or other types of debt securities and will be issued under one or more separate indentures between us and one or more banks or trust companies, as trustee. A debt security is considered “senior” or “subordinated” depending on how it ranks in relation to our other indebtedness. Senior debt securities will generally rank equally with other senior debt securities or unsubordinated indebtedness. Holders of our subordinated debt securities will only be entitled to payment after we repay our senior indebtedness in full, including our senior debt securities.

In this section, we have summarized the material provisions of the indenture governing any senior debt securities we may issue (the “senior indenture”) and the indenture governing any subordinated debt securities we may issue (the “subordinated indenture” and each, an “indenture”), but this is only a summary. Unless otherwise specified in the applicable prospectus supplement, the senior indenture under which the senior debt securities will be issued will be the indenture dated as of October 24, 1995 among PulteGroup, Inc. (formerly known as Pulte Homes, Inc., and previously, Pulte Corporation), certain of its subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to J.P. Morgan Trust Company, National Association, which was successor trustee to Bank One Trust Company, National Association, which was successor trustee to The First National Bank of Chicago), as amended by the indenture supplements thereto dated as of August 27, 1997, March 20, 1998, January 31, 1999, April 3, 2000, February 21, 2001, July 31, 2001, August 6, 2001, May 17, 2006, September 15, 2009 and February 8, 2016. The indentures have been filed with the SEC and are incorporated by reference. See “Where You Can Find More Information.” Our discussion of indenture provisions is not complete; therefore, you should read the applicable indenture for a more complete understanding of the provisions we describe. You should also read the applicable indenture for provisions that may be important to you. You should review the applicable indenture for additional information before you buy any debt securities. Capitalized terms used in the following summary have the meanings specified in the applicable indenture unless otherwise defined below or in the applicable prospectus supplement. In this section, we make use of several defined terms which are defined at the end of this section.

General

The debt securities will be our direct unsecured general obligations. The subordinated debt securities will be subordinated in right of payment to the prior payment in full of our Senior Indebtedness, as described under “—Subordination of Subordinated Debt Securities” and in the prospectus supplement applicable to any series of subordinated debt securities.

If so provided in a prospectus supplement, each of the Guarantors (as defined below) would guarantee our obligations with respect to the debt securities of any specified series on terms set forth in the applicable prospectus supplement, subject to such guarantee not constituting or resulting in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, in which case the liability of the Guarantor under its guarantee will be reduced to the maximum amount, after giving effect to all other contingent and fixed liabilities of such Guarantor, permissible under applicable fraudulent conveyance or similar law. Any guarantee of subordinated debt securities will be subordinated to the Senior Indebtedness of the applicable Guarantor on the same basis as the subordinated debt securities are subordinated to our Senior Indebtedness. The Guarantors would consist of some or all of Anthem Arizona, L.L.C.; Centex Construction of New Mexico, LLC; Centex Development Company, L.P.; Centex Homes; Centex Homes of California, LLC; Centex Homes, LLC; Centex

International II, LLC; Centex LLC; Centex Real Estate Construction Company; Centex Real Estate Corporation; Del Webb California Corp.; Del Webb Communities, Inc.; Del Webb Communities of Illinois, Inc.; Del Webb Corporation; Del Webb Home Construction, Inc.; Del Webb Limited Holding Co.; Del Webb Southwest Co.; Del Webb Texas Limited Partnership; Del Webb’s Coventry Homes Construction Co.; Del Webb’s Coventry Homes, Inc.; Del Webb’s Coventry Homes of Nevada, Inc.; DiVosta Building, LLC; DiVosta Homes Holdings, LLC; DiVosta Homes, L.P.; DW Homebuilding Co.; Nomas LLC; PH1 Corporation; PH3 Corporation; PH4 Corporation; PH 19 Corporation; PN II, Inc.; Potomac Yard Development LLC; Preserve II, Inc.; Pulte Arizona Services, Inc.; Pulte Building Systems Holding Company, LLC; Pulte Communities NJ, Limited Partnership; Pulte Development Corporation; Pulte Development New Mexico, Inc.; Pulte Home Corporation; Pulte Home Corporation of the Delaware Valley; Pulte Homes of Greater Kansas City, Inc.; Pulte Homes of Indiana, LLC; Pulte Homes of Michigan LLC; Pulte Homes of Minnesota LLC; Pulte Homes of New England LLC; Pulte Homes of New Mexico, Inc.; Pulte Homes of New York LLC; Pulte Homes of NJ, Limited Partnership; Pulte Homes of Ohio LLC; Pulte Homes of PA, Limited Partnership; Pulte Homes of St. Louis, LLC; Pulte Homes of Texas, L.P.; Pulte Homes Tennessee, Inc.; Pulte Homes Tennessee Limited Partnership; Pulte Land Company, LLC; Pulte Nevada I LLC; Pulte Payroll Corporation; Pulte Realty Holdings, Inc.; Pulte Realty Limited Partnership; Pulte Texas Holdings, LLC; Pulte/BP Murrieta Hills, LLC; RN Acquisition 2 Corp.; Terravita Home Construction Co.; and Wil Corporation.

A prospectus supplement and a supplemental indenture relating to any series of debt securities being offered will include specific terms relating to the offering. These terms will include some or all of the following:

•	if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the debt securities will be issuable;

•	the title and series of the debt securities;

•	whether the debt securities are senior debt securities or subordinated debt securities and, if subordinated debt securities, the related subordination terms;

•	whether any Guarantor will provide a guarantee of the debt securities;

•	the total principal amount and priority of the debt securities;

•	the percentage of the principal amount at which the debt securities will be issued and any payments due if the maturity of the debt securities is accelerated;

•	the dates on which the principal of the debt securities will be payable;

•	the interest rate which the debt securities will bear (or the method by which such interest will be determined), the regular record dates and interest payment dates for the debt securities (or the method by which such dates will be determined) and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

•	the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any, on) and any interest on the debt securities will be payable and where the debt securities may be presented for registration of transfer or exchange;

•	the person to whom any interest will be payable, if other than the registered holder at the close of business on the regular record date;

•	any limit on the aggregate principal amount of the debt securities;

•	any mandatory or optional sinking fund, repurchase, redemption or analogous provisions of the debt securities;

•	the terms of any right of a holder to convert the debt securities into our common shares or other securities or property;

•	any provisions granting special rights to holders when a specified event occurs;

•	any provisions relating to the deferral of payment of any interest;

•	any changes to or additional events of default or covenants;

•	any special tax implications of the debt securities, including provisions for original issue discount securities, if offered;

•	whether any of the debt securities will be issuable in the form of global certificates and the circumstances under which global certificates may be exchanged for debt securities in definitive form; and

•	any other terms of the debt securities not inconsistent with the terms and provisions of the applicable indenture.

Each prospectus supplement will also describe any special provisions for the payment of additional amounts with respect to the debt securities of any series. Debt securities may be issued in one or more series or tranches as described in the applicable prospectus supplement.

If the purchase price of any of the offered debt securities is denominated in a foreign currency or currencies or if the principal of and any premium and interest on any series of debt securities is payable in a foreign currency or currencies or foreign currency unit or units, the restrictions, elections, general tax considerations, specific terms and other information with respect to the issue of debt securities and such foreign currency or currencies will be set forth in the applicable prospectus supplement.

Each indenture provides that the debt securities may be issued in one or more series, in each case as authorized by our Board of Directors from time to time. Each indenture also provides that there may be more than one trustee under the indenture, each with respect to one or more different series of debt securities. In the event that there is more than one trustee under an indenture, the powers and trust obligations of each trustee shall extend only to the one or more series of debt securities for which it is a trustee. If more than one trustee is acting under an indenture, the debt securities (whether of one or more than one series) for which each trustee is acting shall in effect be treated as if issued under separate indentures.

Denominations, Registration, Transfer and Exchange

Unless otherwise specified in the applicable prospectus supplement, the debt securities of any series will be issued only as registered securities, in global form and in denominations of $1,000 and any integral multiple thereof, and will be payable only in U.S. dollars. For more information regarding debt securities issued in global form, see “—Global Certificates” below.

Registered debt securities of any series (other than registered debt securities in global form) will be exchangeable for other registered debt securities of the same series in the same aggregate principal amount and having the same stated maturity date and other terms and conditions. Upon surrender for registration of transfer of any registered debt security of any series at the office or agency maintained for that purpose, we will execute, and the trustee will authenticate and deliver, in the name of the designated transferee, one or more new registered debt securities of the same series in the same aggregate principal amount of authorized denominations and having the same stated maturity date and other terms and conditions. We may not impose any service charge, other than any required tax or other governmental charge, on the transfer or exchange of debt securities.

We are not required to issue, register the transfer of or exchange (i) debt securities of any series during the period beginning at the opening of business 15 days before the day of the selection for redemption of debt securities of that series and ending at the close of business on the day the relevant notice of redemption is mailed, (ii) any debt security so selected for redemption in whole or in part, except for the unredeemed portion of any debt security being redeemed in part or (iii) any debt security that has been surrendered for repayment at the option of the holder, except any portion of such debt security not to be so repaid.

Payment and Paying Agents

If we issue a series of debt securities only in registered form, we will maintain in the Borough of Manhattan, The City of New York and any other place of payment for those debt securities an office or agency where those debt securities may be presented or surrendered for payment or for registration of transfer or exchange and where holders may serve us with notices and demands in respect of the debt securities of that series and the applicable indenture. We may also maintain an office or agency in a place of payment for that series of debt securities located outside the United States, where any registered debt securities of that series may be surrendered for registration of transfer or exchange and where holders may serve us with notices and demands in respect of those debt securities and the applicable indenture.

We will give prompt written notice to the trustee of the location, and any change in the location, of such office or agency. If we fail to maintain any required office or agency or fail to furnish the trustee with the address of such office or agency, presentations, surrenders, notices and demands may be made or served at the corporate trust office of the trustee. We have appointed the trustee under the applicable indenture as our agent to receive all presentations, surrenders, notices and demands with respect to the applicable series of debt securities. Unless otherwise specified in the applicable prospectus supplement, the applicable trustee’s corporate trust office in the Borough of Manhattan, The City of New York will be the office at which such presentations, surrenders, notices and demands may be made.

The principal of, premium, if any, and interest on the debt securities of any series will be payable at the office or agency maintained by us for that purpose; provided that payments of interest may be made at our option by check mailed to the address of the persons entitled thereto or by transfer to an account maintained by the payee located in the United States.

Subordination of Subordinated Debt Securities

The Indebtedness evidenced by the subordinated debt securities will, to the extent set forth in the subordinated indenture, be subordinate in right of payment to the prior payment in full of all of our Senior Indebtedness, including the senior debt securities, and it may also be senior in right of payment to all of our Subordinated Indebtedness. The prospectus supplement relating to any series of subordinated debt securities will summarize the subordination provisions of the subordinated indenture, including:

•	the applicability and effect of such provisions upon any payment or distribution respecting that series following any liquidation, dissolution or other winding-up, or any assignment for the benefit of creditors or other marshalling of assets or any bankruptcy, insolvency or similar proceedings;

•	the applicability and effect of such provisions in the event of specified defaults with respect to any Senior Indebtedness, including the circumstances under which and the periods during which we will be prohibited from making payments on the subordinated debt securities; and

•	the definition of Senior Indebtedness applicable to the subordinated debt securities of that series and, if the series is issued on a senior subordinated basis, the definition of Subordinated Indebtedness applicable to that series.

The prospectus supplement will also describe as of a recent date the approximate amount of Senior Indebtedness to which the subordinated debt securities of that series will be subordinated and whether or not there is any limitation on our ability to issue additional amounts of such Senior Indebtedness.

The failure to make any payment on any of the subordinated debt securities by reason of the subordination provisions of the subordinated indenture described in the prospectus supplement will not be construed as preventing the occurrence of an event of default under the subordinated indenture arising from any such failure to make payment.

Guarantees

Payment of principal of, premium, if any, and interest on the debt securities may (if so specified in the applicable prospectus supplement) be irrevocably and unconditionally guaranteed, jointly and severally, by the Guarantors. Each guarantee will be an unsecured obligation of each Guarantor issuing such guarantee, and, in the case of a guarantee of senior debt securities, will be a senior unsecured obligation of the Guarantor issuing such guarantee and will rank equally in right of payment with all other existing and future senior unsecured indebtedness of such Guarantor. In the case of subordinated debt securities, each Guarantor’s guarantee will be subordinated in right of payment to the Senior Indebtedness of such Guarantor on the same basis as the subordinated debt securities are subordinated to our Senior Indebtedness. No payment will be made by any Guarantor under its guarantee of any subordinated debt security during any period in which payments by us on the subordinated debt securities are suspended by the subordination provisions of the subordinated indenture.

Each indenture provides that, in the event that any such guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of the Guarantor under such guarantee shall be reduced to the maximum amount, after giving effect to all other contingent and fixed liabilities of such Guarantor, permissible under the applicable fraudulent conveyance or similar law.

Only certain of our subsidiaries will guarantee the debt securities of any specified series. Since our subsidiaries are separate and distinct legal entities, our subsidiaries that do not guarantee the debt securities of any specified series will have no obligation, contingent or otherwise, to pay any amounts due pursuant to the debt securities of such specified series or to make any funds available therefor, whether by dividends, loans or other payments. The Guarantors will have no such obligation, other than as expressly provided in their guarantees. The payment of dividends and the making of loans and advances to us by our subsidiaries are subject to contractual, statutory or regulatory restrictions, are contingent upon the earnings of those subsidiaries and are subject to various business considerations.

Substantially all our operating assets are held by our subsidiaries and, therefore, we are primarily dependent on the earnings and cash flows of our subsidiaries to meet our debt service obligations. Our right to receive any assets of any of our subsidiaries upon the bankruptcy, insolvency, liquidation, reorganization, dissolution or other winding-up of that subsidiary (and, as a result, the right of the holders of the debt securities of any specified series to participate in those assets solely through us) will be structurally subordinated to the claims of that subsidiary’s creditors, including trade creditors, and preferred stock holders, except to the extent that we are a creditor of that subsidiary; holders of the debt securities of any specified series will only have a direct right to participate in any such distribution of the assets of any of our subsidiaries if such subsidiary is a Guarantor of the debt securities of such specified series. Accordingly, unless a subsidiary of ours is guaranteeing the debt securities of any specified series as described above, holders of any indebtedness or preferred stock of that subsidiary and other creditors of that subsidiary, including trade creditors, will have claims on the assets of that subsidiary that are prior to the claims of the holders of the debt securities of such specified series.

Global Certificates

The debt securities of a series may be issued in whole or in part in the form of one or more global certificates that will be deposited with a depository identified in the applicable prospectus supplement.

The specific terms of the depository arrangements with respect to any debt securities of a series will be described in the applicable prospectus supplement.

Unless otherwise specified in a prospectus supplement, debt securities issued in the form of a global certificate to be deposited with a depository will be represented by a global certificate registered in the name of the depository or its nominee. Upon the issuance of a global certificate in registered form, the depository for the global certificate will credit, on its book-entry registration and transfer system, the respective principal amounts of the debt securities represented by the global certificate to the accounts of institutions that have accounts with the depository or its nominee. The accounts to be credited shall be designated by the underwriters of or agents for the debt securities or by us, if the debt securities are offered and sold directly by us. Ownership of beneficial interests in a global certificate will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in a global certificate will be shown on, and the transfer of that ownership interest will be effected only through, records maintained by the depository or its nominee for the global certificate. Ownership of beneficial interests in a global certificate by persons that hold through participants will be shown on, and the transfer of that ownership interest within the participant will be effected only through, records maintained by the participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of the securities in definitive form. These limits and laws may impair the ability to transfer beneficial interests in a global certificate.

So long as the depository for a global certificate in registered form, or its nominee, is the registered owner of the global certificate, the depository or its nominee, as the case may be, will be considered the sole owner or holder of the debt securities of the series represented by the global certificate for all purposes under the applicable indenture. Generally, owners of beneficial interests in a global certificate will not be entitled to have debt securities of the series represented by the global certificate registered in their names, will not receive or be entitled to receive physical delivery of debt securities in definitive form, and will not be considered the owners or holders of the global certificate under the applicable indenture.

Payment of principal of, premium, if any, and any interest on debt securities of a series registered in the name of or held by a depository or its nominee will be made to the depository or its nominee, as the case may be, as the registered owner or the holder of a global certificate representing the debt securities. None of PulteGroup, the trustee, any paying agent, or the applicable debt security registrar for the debt securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a global certificate for the debt securities or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

We expect that the depository for debt securities of a series, upon receipt of any payment of principal, premium or interest in respect of a permanent global certificate, will credit immediately participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global certificate as shown on the records of the depository. We also expect that payments by participants to owners of beneficial interests in a global certificate held through the participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and the payments will be the responsibility of the participants. However, we have no control over the practices of the depository and/or the participants and there can be no assurance that these practices will not be changed.

Unless and until it is exchanged in whole or in part for debt securities in definitive form, a global certificate may not be transferred except in whole to a nominee of the depository for such global certificate, or by a nominee of the depository to the depository or another nominee of the depository, or by the depository or any such nominee to a successor depository or a nominee of such successor depository.

Unless otherwise stated in any prospectus supplement, The Depository Trust Company, New York, New York will act as depository. Beneficial interests in global certificates will be shown on, and transfers of global certificates will be effected only through, records maintained by The Depository Trust Company and its participants.

Events of Default

“Event of default” when used in an indenture will mean any of the following:

•	default in the payment of any interest on any debt security when due, and the continuance of such default for a period of 30 days, whether or not, in the case of subordinated debt securities, such payment is prohibited by the subordination provisions of the subordinated indenture;

•	default in the payment of the principal of (or any premium on) any debt security when due, whether or not, in the case of subordinated debt securities, such payment is prohibited by the subordination provisions of the subordinated indenture;

•	default in the deposit of any sinking fund payment when due, whether or not, in the case of subordinated debt securities, such deposit is prohibited by the subordination provisions of the subordinated indenture;

•	default or breach by us, the Guarantors or any Restricted Subsidiary, in the performance of any covenant or warranty in the indenture (other than a default or breach specifically addressed by another event of default), which default or breach continues for a period of 60 days after receipt of written notice by us from the trustee or by us and such trustee from the holders of not less than 25% in principal amount of all outstanding debt securities under that indenture;

•	any default under an instrument evidencing or securing any Indebtedness (other than Non-Recourse Land Financing) of ours or of any Guarantor or Restricted Subsidiary in an aggregate principal amount of $10 million or more, resulting in the acceleration of such Indebtedness, or due to the failure to pay such Indebtedness at maturity;

•	any guarantee in respect of any debt security by a Guarantor that is a Significant Subsidiary shall for any reason cease to be, or be asserted in writing by any Guarantor thereof or us not to be, in full force and effect, and enforceable in accordance with its terms (other than by reason of the termination of the indenture or the release or discharge of any such guarantee in accordance with the terms of the indenture), provided, however, that if we or any Guarantor asserts in writing that any such guarantee is not in full force and effect and enforceable in accordance with its terms, such assertion shall not constitute an event of default for purposes of this paragraph (if (i) such written assertion is accompanied by an opinion of counsel to the effect that, as a matter of law, the defect or defects rendering such guarantee unenforceable can be remedied within 10 days of the date of such assertion, (ii) we or such Guarantor delivers an officers’ certificate to the effect that we or such Guarantor represents that such defect or defects shall be so remedied within such 10-day period, and (iii) such defect or defects are in fact so remedied within such 10-day period);

•	certain events of bankruptcy, insolvency or reorganization involving us or any Significant Subsidiary; and

•	any other event of default with respect to a particular series of debt securities included in any applicable indenture or any supplemental indenture thereto, which event of default will be described in the applicable prospectus supplement.

The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal of (or premium, if any), or interest or any sinking fund installment on, any debt security, if it considers such withholding of notice to be in the interest of the holders.

If an event of default (other than one relating to events of bankruptcy, insolvency or reorganization) occurs and continues, the trustee or the holders of at least 25% in principal amount of the outstanding debt securities issued under the applicable indenture may declare the entire principal amount of all of the outstanding debt securities issued under that indenture to be due and payable immediately, but upon certain conditions, such declaration may be annulled and past defaults (except, unless cured, a default in payment of principal of or interest) may be waived by the holders of a majority in principal amount of all outstanding debt securities issued under that indenture. If an event of default relating to an event of bankruptcy, insolvency or reorganization occurs and continues, then the principal amount of all the outstanding debt securities issued under that indenture shall become and be immediately due and payable without any declaration or other act on the part of the trustee or any holder.

In the event of a declaration of acceleration in respect of the outstanding debt securities under an indenture because of an event of default described in the fifth bullet above shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if such other Indebtedness has been discharged or the holders of such other Indebtedness have rescinded their declaration of acceleration of such other Indebtedness, and written notice of such discharge or rescission has been given to the trustee under the applicable indenture, within 60 days after the declaration of acceleration with respect to the outstanding debt securities under the indenture.

Each indenture contains provisions entitling the trustee, subject to the duty of the trustee during default to act with the required standard of care, to be indemnified by the holders of the debt securities outstanding thereunder before proceeding to exercise any right or power under the indenture at the request of the holders of such debt securities. Each indenture also provides that the holders of a majority in principal amount of the outstanding debt securities issued under the indenture may direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercise any trust or power conferred on the trustee, provided that (i) such direction does not conflict with any rule of law or the indenture, (ii) the trustee may take any other action that is not inconsistent with such direction and (iii) the trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the holders of debt securities outstanding thereunder not consenting. Each indenture contains a covenant that we will file annually with the trustee a certificate as to our compliance with all conditions and covenants under the indenture and the occurrence and continuance, if any, of any event of default.

Each indenture limits the right to institute legal proceedings. No holder of any debt security will have the right to institute any proceeding with respect to the indenture, or for any remedy under the indenture unless:

•	such holder has previously given written notice of a continuing event of default to the trustee;

•	the holders of not less than 25% in principal amount of the outstanding debt securities issued under the indenture shall have made a written request and offered reasonable indemnity to the trustee to institute such proceeding as trustee;

•	the trustee fails to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity ; and

•	no direction inconsistent with the written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding debt securities issued under the indenture.

However, any right of a holder of any debt security to receive payment of the principal of (premium, if any) and any interest on such debt security on or after the dates expressed in such debt security and to institute suit for the enforcement of any such payment on or after such dates shall not be impaired or affected without the consent of such holder.

Regarding the Trustee

The Bank of New York Mellon Trust Company, N.A. is trustee under the senior indenture, pursuant to which certain of our senior debt securities are outstanding. The Bank of New York Mellon Trust Company, N.A. or other banks or trust companies will act as trustee under any indenture pursuant to which any debt securities will be issued. The Bank of New York Mellon Trust Company, N.A. provides banking services to us and our subsidiaries from time to time.

The trustee under an indenture may resign with respect to one or more series of debt securities or may be removed with respect to any series of debt securities by holders of not less than a majority in principal amount of outstanding debt securities of such series and a successor trustee may be appointed to act with respect to each such series. In the event that two or more persons are acting as trustee with respect to different series of debt securities under a single indenture, each such trustee shall be a trustee of a trust under the applicable indenture separate and apart from the trust administered by any other such trustee, and any action described herein to be taken by the trustee may then be taken by each such trustee with respect to, and only with respect to, the one or more series of debt securities for which it is trustee.

Defeasance of Debt Securities and Certain Covenants

Unless otherwise provided in the applicable prospectus supplement, the following provisions shall apply to each series of debt securities.

Legal Defeasance. Each indenture provides that, with respect to any series of debt securities, upon satisfaction of the conditions specified in the indenture, we shall be deemed to have been discharged from our obligations with respect to all outstanding debt securities of such series on the date those conditions are satisfied. This means that we shall be deemed to have paid and discharged the entire indebtedness represented by such outstanding debt securities and to have satisfied all our other obligations under such outstanding debt securities and, insofar as such debt securities are concerned, the indenture, except for:

•	the rights of holders of outstanding debt securities of such series to receive, solely from the trust fund described in clause (a) under “—Conditions to Legal Defeasance and Covenant Defeasance” below, payments of the principal of (and premium, if any, on) and interest on the outstanding debt securities of such series when due; and

•	a limited number of other provisions of the indenture, including provisions relating to temporary securities, transfers and exchanges of, and the maintenance of offices or agencies for paying or registering the transfer or exchange of, the debt securities of such series, the replacement of stolen, lost or mutilated debt securities of such series, the conversion or exchange of the debt securities of such series, if applicable, and, in the case of the subordinated indenture, and the rights of holders of such outstanding debt securities to require us to repurchase or repay, and our obligations to repurchase or repay such outstanding debt securities at the option of the holders thereof.

We refer to this as “legal defeasance.”

Covenant Defeasance. Each indenture further provides that, with respect to any series of debt securities, upon satisfaction of the conditions specified in the indenture, we will be released, on and after the date such conditions are satisfied, from our obligations with respect to all outstanding debt securities of such series under the covenant described under the heading “Consolidation, Merger and Sale of Assets,” the covenants described under the heading “Certain Covenants in the Senior Indenture” below in the case of the senior indenture, any additional covenants applicable to the debt securities of such series which may be identified in the applicable prospectus supplement as being subject to covenant defeasance, the events of default described under the fifth bullet point and, if applicable, the last bullet point, under the heading “Events of Default” above. This means that, with respect to the outstanding debt securities of such series, we may omit to comply with and shall have no liability for any such covenant and such omission to comply will not constitute an event of default or an event which after notice or passage of time or both would be an event of default. We refer to this as “covenant defeasance.”

Conditions to Legal Defeasance and Covenant Defeasance. In order to effect legal defeasance or covenant defeasance of the debt securities of any series, the following conditions must be satisfied, among other things:

(a) we must irrevocably deposit or cause to be deposited with the trustee as trust funds (i) an amount in cash, (ii) U.S. Government Obligations applicable to such debt securities that, through the scheduled payment of principal and interest in accordance with their terms, will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, under such debt securities, money in an amount, or (iii) a combination of cash and U.S. Government Obligations, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the trustee, to pay and discharge, the principal of (and premium, if any, on) and interest on such outstanding debt securities on the stated maturity (or redemption date, if applicable) of such principal (and premium, if any) or installment of interest and any mandatory sinking fund payments or analogous payments applicable to such outstanding debt securities when due and payable, and we must have given the trustee irrevocable instructions to apply such money or the proceeds of such U.S. Government Obligations to those payments;

(b) no event of default or event which after notice or passage of time or both would be an event of default will have occurred and be continuing on the date of such deposit;

(c) in the case of legal defeasance, we must deliver to the trustee an opinion of counsel stating that we have received from, or there has been published by, the United States Internal Revenue Service a ruling or, since the date of the applicable indenture, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the outstanding debt securities of that series will not recognize income, gain or loss for United States federal income tax purposes as a result of such legal defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred; and

(c) in the case of covenant defeasance, we must deliver to the trustee an opinion of counsel to the effect that the holders of the debt securities of that series will not recognize income, gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

If we exercise our option to effect covenant defeasance with respect to any series of debt securities and those debt securities are declared due and payable because of the occurrence of an event of default (including an event of default due to our failure to comply with any covenant that remains in effect following such covenant defeasance), the amount of money and/or U.S. Government Obligations on deposit with the trustee will be sufficient to pay amounts due on the debt securities of that series on the dates those payments are due or, if applicable, on a redemption date, but may not be sufficient to pay amounts due on the debt securities of that series at the time of the acceleration resulting from the event of default. However, we shall remain liable for those payments.

Unless otherwise provided in the applicable prospectus supplement, when we use the term “U.S. Government Obligations,” we mean securities which are (a) direct obligations of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit of the United States, which are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on, or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest or principal of the U.S. Government Obligation evidenced by such depository receipt.

Effect of Legal Defeasance and Covenant Defeasance on Subordination Provisions. Unless otherwise provided in an applicable prospectus supplement, upon the effectiveness of any legal defeasance or covenant defeasance with respect to any series of subordinated debt securities, all of the subordinated debt securities of such series shall cease to be so subordinated and shall no longer be subject to the subordination provisions of such series of subordinated debt securities and all moneys and U.S. Government Obligations deposited with the trustee in connection with such legal defeasance or covenant defeasance, as the case may be, and all proceeds therefrom may be applied to pay the principal of, premium, if any, and interest, if any, on such subordinated debt securities as and when the same shall become due and payable notwithstanding such subordination provisions.

Satisfaction and Discharge

An indenture will cease to be of any further effect with respect to any series of debt securities issued thereunder if:

•	all outstanding debt securities of such series have (subject to certain exceptions) been delivered to the trustee for cancellation; or

•	all outstanding debt securities of such series and, in the case of the following clause (i) or (ii), not previously delivered to the trustee for cancellation, (i) have become due and payable, (ii) will become due and payable at their stated maturity within one year, or (iii) if redeemable at our option, are to be called for redemption within one year under arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in our name and at our expense, and, in each such case, we have irrevocably deposited with the trustee as trust funds in trust an amount in cash sufficient to pay and discharge the entire indebtedness on such debt securities not previously delivered to the trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of debt securities which have become due and payable) or to the stated maturity or redemption date, as the case may be;

and, in either case, we also pay or cause to be paid all other sums payable under the indenture by us with respect to the debt securities of that series and satisfy certain other conditions specified in the indenture. We refer to this as “satisfaction and discharge.”

Notwithstanding the satisfaction and discharge of an indenture with respect to the debt securities of any series, a limited number of provisions of such indenture shall remain in effect.

Effect of Satisfaction and Discharge on Subordination Provisions. Unless otherwise provided in an applicable prospectus supplement, upon the effectiveness of any satisfaction and discharge with respect to any series of subordinated debt securities, all of the subordinated debt securities of such series shall cease to be so subordinated and shall no longer be subject to the subordination provisions of such series of subordinated debt securities and all moneys deposited with the trustee in connection with such satisfaction and discharge, and all proceeds therefrom may be applied to pay the principal of, premium, if any, and interest, if any, on such subordinated debt securities as and when the same shall become due and payable notwithstanding such subordination provisions.

Consolidation, Merger and Sale of Assets

Except as may otherwise be provided in a prospectus supplement, neither we, the Guarantors nor the Restricted Subsidiaries will consolidate or merge into or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of its assets to another person unless:

•	the person is a corporation, limited liability company, limited partnership or similar entity organized and existing under the laws of the United States of America or any state thereof or the District of Columbia;

•	the person assumes by supplemental indenture all our or such Guarantor’s or Restricted Subsidiary’s obligations, as the case may be, under the applicable debt securities and guarantees and the applicable indenture; and

•	immediately after the transaction no default exists, provided, that this prohibition will not restrict or be applicable to a consolidation or merger into, or liquidation, sale, assignment, conveyance, transfer or lease or other disposition of all or substantially all of our assets or the assets of any Guarantor or any Restricted Subsidiary with or into another subsidiary that is wholly-owned, directly or indirectly, by us that is, or concurrently with the completion of such transaction becomes, a Guarantor or a Restricted Subsidiary that is wholly-owned, directly or indirectly, by us.

Upon any such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition, the successor person will be substituted for us or such Guarantor or Restricted Subsidiary, as applicable, under the applicable indenture. The successor person may then exercise every power and right of ours or such Guarantor or Restricted Subsidiary under the applicable indenture, and, except in the case of any such lease, we or such Guarantor or Restricted Subsidiary, as applicable, will be discharged from all of our respective obligations and covenants under the applicable indenture and debt securities.

In the case of the senior indenture, if, upon any consolidation of us, any Guarantor or any Restricted Subsidiary with or merger of us, any Guarantor or any Restricted Subsidiary into another person, or upon any sale, assignment, conveyance, lease, transfer or other disposition of our property or the property of any Guarantor or Restricted Subsidiary substantially as an entirety to any other person, any property or assets of ours, any Guarantor or any Restricted Subsidiary would become subject to any Security Interest (unless such Security Interest would be permitted under “—Certain Covenants—Restrictions on Secured Debt” below) prior to or simultaneously with such transaction, we, such Guarantor or such Restricted Subsidiary will, as to such property or assets, secure the outstanding debt securities issued under the senior indenture equally and ratably with (or prior to) such other obligation or liability so secured, or will cause such debt securities to be so secured.

Modification and Waiver

With the consent of the holders of at least a majority in principal amount of the outstanding debt securities issued under the applicable indenture affected thereby, we and the trustee may enter into supplemental indentures adding any provisions to or changing or eliminating any of the provisions of that indenture or modifying in any manner the rights of the holders of the debt securities, except that no such supplemental indenture may, without the consent of the holder of each outstanding debt security affected by the supplemental indenture, among other things:

•	change the stated maturity of the principal of, or any installment of interest on, any debt security;

•	reduce the principal amount of, or interest rate on, any debt security, or any premium payable upon the redemption of, any debt security;

•	change the currency in which any debt security or any premium or interest on any debt security is payable;

•	adversely affect any right of repayment at the option of any holder of any debt security;

•	change the place where any debt security or any premium or interest on any debt security is payable, or impair the right to institute suit for the enforcement of any such payment on or after its stated maturity (or in the case of redemption or repayment at the option of the holder, on or after the applicable redemption or repayment date, as the case may be);

•	adversely effect the right to convert any debt security under the provisions of the indenture relating to conversion of debt securities, or modify the provisions of the indenture relating to any applicable right to repayment upon a change of control related event;

•	reduce the percentage in principal amount of outstanding debt securities issued under the indenture, the consent of the holders of which is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the indenture or certain defaults under the indenture and their consequences provided in the indenture;

•	modify any of the provisions regarding the modification of the indenture, waivers of past defaults and waivers of certain covenants, except to increase any such percentage or to provide that certain other provisions of the indenture cannot be modified or waived without the consent of the holder of each outstanding debt security affected thereby; or

•	solely with respect to the subordinated indenture, modify any of the subordination provisions of the subordinated indenture (including related definitions).

Without the consent of any holder of debt securities issued under the applicable indenture, we and the trustee may enter into supplemental indentures for any of the following purposes:

•	to evidence the succession of another person to us or any Guarantor and the assumption by any such successor of our or such Guarantor’s covenants, as applicable, under the indenture and the debt securities;

•	to add to our covenants or the covenants of any Guarantor for the benefit of the holders of all or any series of debt securities or to surrender any right or power conferred upon us or such Guarantor by the indenture;

•	to add any additional events of default for the benefit of the holders of all or any series of debt securities;

•	to change or eliminate any provisions of the indenture, provided that any such change or elimination shall become effective only when there is no outstanding debt security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision;

•	to secure the debt securities under the indenture;

•	to establish the form or terms of the debt securities of any series;

•	to add Guarantors;

•	to evidence and provide for the acceptance of appointment by a successor trustee with respect to one or more series of debt securities or facilitate the administration of the trusts under the indenture by more than one trustee;

•	to close the indenture to authentication and delivery of additional series of debt securities, to cure any ambiguity or defect, to correct or supplement any other provision of the indenture, or to make any other provisions with respect to matters or questions arising under the indenture, provided such action does not adversely affect the interests of holders of the debt securities of any series in any material respect; or

•	to supplement any of the provisions of the indenture to the extent necessary to permit or facilitate defeasance and discharge of any series of debt securities, provided that such action shall not adversely affect the interests of the holders of debt securities of such series or any other series in any material respect.

The holders of at least a majority in principal amount of the outstanding debt securities under an indenture may, on behalf of the holders of all debt securities issued thereunder, waive any past default and its consequences under the indenture. However, they may not waive a default (1) in the payment of the principal of (or premium, if any) or any interest on any debt security or (2) in respect of a covenant or provision which under the indenture cannot be modified or amended without the consent of the holder of each outstanding debt security affected.

Certain Covenants in the Senior Indenture

In this section we describe the principal covenants that will apply to the debt securities to be issued under the senior indenture unless otherwise indicated in the applicable prospectus supplement. We make use of several defined terms; the associated definitions are located at the end of this section.

Restrictions on Secured Debt. The senior indenture provides that we will not at any time, and will not cause or permit any Restricted Subsidiary to, create, incur, assume or guarantee any Secured Debt without first making effective provision (and, in such case, we and the Restricted Subsidiaries will first make or cause to be made effective provision) whereby the debt securities of all series outstanding under the senior indenture (together with any other Indebtedness of ours or such Restricted Subsidiary then entitled to be so secured) will be secured equally and ratably with (or prior to) any and all other Indebtedness thereby secured for so long as such Indebtedness is so secured, with certain exceptions. This restriction does not prohibit the creation, incurrence, assumption or guarantee of Secured Debt which is secured solely by one or more of the following Security Interests:

(1) Security Interests on model homes, homes held for sale, homes that are under contract for sale, contracts for the sale of homes, land (improved or unimproved), manufacturing plants, warehouses or office buildings and fixtures and equipment located thereat, or thereon;

(2) Security Interests (i) on property existing at the time of its acquisition by us or a Restricted Subsidiary, which Security Interests secure obligations assumed by us or a Restricted Subsidiary, or (ii) existing on the property of a corporation or firm at the time such corporation or firm is merged into or consolidated with us or a

Restricted Subsidiary (in each case of subclause (i) and (ii), other than (x) Secured Debt created, incurred, assumed or guaranteed in contemplation of the acquisition of such property or the consummation of such a merger or consolidation or (y) where the Security Interest securing such Secured Debt attaches to or affects our property or the property of a Restricted Subsidiary prior to such acquisition, merger or consolidation);

(3) Conditional sales agreements or title retention agreements with respect to any property acquired by us or a Restricted Subsidiary; and

(4) Security Interests securing Indebtedness of a Restricted Subsidiary owing to us or to another Restricted Subsidiary that is wholly-owned (directly or indirectly) by us or Security Interests securing our Indebtedness owing to a Guarantor.

Permitted Secured Debt also includes any amendment, restatement, supplement, renewal, replacement, extension or refunding (or successive amendments, restatements, supplements, renewals, replacements, extensions or refundings) in whole or in part, of any Secured Debt secured by any Security Interest permitted under clauses (2) – (4) above, provided, however, that the principal amount of the Secured Debt secured thereby shall not exceed the principal amount outstanding immediately prior to such amendment, restatement, supplement, renewal, replacement or refunding, and that the Security Interest securing such Secured Debt shall be limited to the property which, immediately prior to such amendment, restatement, supplement, renewal, replacement or refunding secured such Secured Debt and conditions to such property.

Notwithstanding the above, we and our Restricted Subsidiaries may also create, incur, assume or guarantee Secured Debt, without equally and ratably securing the debt securities, if immediately thereafter the sum of (1) the aggregate principal amount of all Secured Debt outstanding (excluding Secured Debt permitted under clauses (1) through (4) above and any Secured Debt in relation to which the debt securities under the senior indenture have been equally and ratably secured) and (2) all Attributable Debt in respect of Sale and Leaseback Transactions (excluding Attributable Debt in respect of Sale and Leaseback Transactions as to which the net proceeds of the property sold or transferred are applied to retire indebtedness or to the purchase of property as described under clause (3) of “Restrictions on Sale and Leaseback Transactions” below) as of the date of determination would not exceed 20% of Consolidated Net Tangible Assets.

The provisions described above with respect to limitations on Secured Debt are not applicable to certain Non-Recourse Land Financing by virtue of the definition of Secured Debt, and will not restrict or limit our or our Restricted Subsidiaries’ ability to create, incur, assume or guarantee any unsecured Indebtedness, or of any subsidiary which is not a Restricted Subsidiary to create, incur, assume or guarantee any secured or unsecured Indebtedness.

Restrictions on Sale and Leaseback Transactions. The senior indenture also provides that we will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction, unless:

(1) notice of such sale or transfer is promptly given to the trustee;

(2) the net proceeds received by us or the relevant Restricted Subsidiary for the property sold or transferred is at least equal to the fair value (as determined in good faith pursuant to a resolution of the Board of Directors (or duly authorized committee thereof) of PulteGroup, Inc. delivered to the trustee) of the property sold or transferred; and

(3) we or such Restricted Subsidiary apply, within 365 days after the effective date of such sale or transfer, or shall have committed within one year after such effective date to apply, an amount at least equal to the net proceeds therefrom either to:

•	the retirement or optional redemption of debt securities of any series under the senior indenture (including the cancellation by the trustee of any debt securities of any series under the senior indenture delivered by PulteGroup, Inc. to the trustee);

•	the repayment of other Senior Indebtedness of PulteGroup, Inc. or Guarantor Senior Indebtedness;

•	the purchase by us or any Restricted Subsidiary of property substantially similar to the property sold or transferred; or

•	a combination of the above;

provided, however, that if we commit to apply an amount at least equal to the net proceeds of a sale or transfer to the retirement or redemption of debt securities issued under the senior indenture, the repayment of other Indebtedness or the purchase of property, as described in clause (3) above, such commitment shall be made in a written instrument delivered by us to the trustee and shall require us to so apply said amount within 18 months after the effective date of such sale or transfer.

In addition, we and our Restricted Subsidiaries may enter into a Sale and Leaseback Transaction if immediately thereafter the sum of (1) the aggregate principal amount of all Secured Debt outstanding (excluding Secured Debt permitted under clauses (1) through (4) described in “Restrictions on Secured Debt,” above or Secured Debt in relation to which the debt securities have been equally and ratably secured) and (2) all Attributable Debt in respect of Sale and Leaseback Transactions (excluding Attributable Debt in respect of Sale and Leaseback Transactions as to which the net proceeds of the property sold or transferred are applied to retire Indebtedness or to the purchase of property as described in clause (3) above) as of the date of determination would not exceed 20% of Consolidated Net Tangible Assets.

Other than the above-described covenants, there are no covenants or provisions contained in the senior indenture (and there are no covenants or provisions at all in the subordinated indenture) which may afford holders of debt securities protection in the event of a highly leveraged transaction involving PulteGroup, Inc.

In addition, we may omit to comply with “Restrictions on Secured Debt” and “Restrictions on Sale and Leaseback Transactions” if the holders of at least a majority in principal amount of all outstanding debt securities issued under the senior indenture affected thereby waive such compliance.

Certain Definitions

“Attributable Debt” means, in respect of a Sale and Leaseback Transaction, the present value (discounted at the weighted average effective interest rate per annum of the outstanding debt securities of all series issued under the senior indenture, compounded semiannually) of the obligation of the lessee for rental payments during the remaining term of the lease entered into in connection with such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or, if earlier, until the earliest date on which the lessee may terminate such lease upon payment of a penalty (in which case for purposes of this definition the obligation of the lessee for rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges.

“Bank Credit Facility” means collectively, the (i) Credit Agreement, dated as of July 23, 2014, by and among Pulte Group Inc., Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, the other lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, The Royal Bank of Scotland Plc, Suntrust Bank and Citibank, N.A., as co-documentation agents, BNP Paribas, Comerica Bank and PNC Bank, N.A., as managing agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, .J.P. Morgan Securities LLC, RBS Securities Inc., and Suntrust Robinson Humphrey Inc., as joint lead arrangers and joint bookrunners, and (ii) Term Loan Agreement, dated September 30, 2015, by and among Pulte Group, Inc., Bank of America, N.A., as administrative agent, the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Suntrust Robinson Humphrey, Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners and, in each case, any related documents (including, without limitation, any guarantees), as such agreements (and such related documents) may be amended, restated, amended and restated, supplemented, renewed, replaced or otherwise modified from time to time, including any agreement extending the maturity of or refinancing or refunding all or any portion of the Indebtedness thereof or increasing the amount to be borrowed under such agreements or any successor agreement, whether or not by or among the same parties.

“Capitalized Lease Obligation” means any obligation under any capital lease or real or personal property that, in accordance with U.S. generally accepted accounting principles, has been recorded as a capitalized lease obligation.

“Consolidated Net Tangible Assets” means the total amount of assets which would be included on a combined balance sheet of the Restricted Subsidiaries (not including PulteGroup, Inc., the parent company) together with the total amount of assets that would be included on PulteGroup, Inc.’s balance sheet, not including its Subsidiaries, under U.S. generally accepted accounting principles (less applicable reserves and other properly deductible items) after deducting therefrom:

(1) all short-term liabilities and liability items, except for (i) liabilities and liability items payable by their terms more than one year from the date of determination (or renewable or extendible at the option of the obligor for a period ending more than one year after such date) and (ii) liabilities in respect of retiree benefits other than pensions for which the Restricted Subsidiaries are required to accrue pursuant to Accounting Standards Codification No. 715;

(2) Investments in Subsidiaries; and

(3) all goodwill, trade names, trademarks, patents, unamortized debt discount, unamortized expense incurred in the issuance of debt and other intangible assets.

“Guarantor Senior Indebtedness” means the principal of, premium on, if any, and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not allowable as a claim in such proceeding) and other amounts due on or in connection with any Indebtedness of any Guarantor, whether outstanding on the date of the Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be pari passu with the Guarantees. Without limiting the generality of the foregoing, “Guarantor Senior Indebtedness” shall include the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not allowable as a claim in such proceeding) on all obligations of every nature of any Guarantor under the Bank Credit Facility, the Indenture and any interest rate or foreign exchange agreement now existing or hereinafter entered into by any Guarantor with any lender under the Bank Credit Facility, including, without limitation, all fees, expenses (including fees and expenses of counsel), claims, charges and indemnity obligations. Notwithstanding the foregoing, “Guarantor Senior Indebtedness” shall not include (1) Indebtedness of any Guarantor that is expressly subordinated in right of payment to such Guarantor’s Guarantee, (2) Indebtedness of any Guarantor that by operation of law is subordinate to any general unsecured obligations of such Guarantor, (3) Indebtedness of any Guarantor to the extent incurred in violation of the restrictions described under “Restrictions on Secured Debt” and “Restrictions on Sale and Lease-back Transactions,” (4) Indebtedness of any Guarantor to PulteGroup, Inc. or any of its Subsidiaries, (5) any liability for federal, state, local or other taxes owed or owing by any Guarantor, and (6) trade payables owed or owing by any Guarantor.

“Indebtedness” means (i) any liability of any person (A) for borrowed money, or (B) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (C) for the payment of money relating to a Capitalized Lease Obligation or (D) for all Redeemable Capital Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (ii) any liability of others described in the preceding clause (i) that such person has guaranteed or that is otherwise its legal liability; (iii) all Indebtedness referred to in (but not excluded from) clauses (i) and (ii) above of other persons and all dividends of other persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Security Interest upon or in property (including, without limitation, accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such Indebtedness; and (iv) any amendment, supplement, modification, deferral, renewal, extension or refunding or any liability of the types referred to in clauses (i), (ii) and (iii) above.

“Investment” means, with respect to any person, any direct or indirect loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such person of any capital stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other person. “Investments” shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices. “Non-Recourse Land Financing” means any Indebtedness of ours or any Restricted Subsidiary for which the holder of such Indebtedness has no recourse, directly or indirectly, to us or such Restricted Subsidiary for the principal of, premium, if any, and interest on such Indebtedness, and for which we or such Restricted Subsidiary are not, directly or indirectly, obligated or otherwise liable for the principal of, premium, if any, and interest on such Indebtedness, except pursuant to mortgages, deeds of trust or other Security Interests or other recourse, obligations or liabilities in respect of specific land or other real property interests of ours or such Restricted Subsidiary; provided that recourse, obligations or liabilities of ours or such Restricted Subsidiary solely for indemnities, covenants or breach of warranty, representation or covenant in respect of any Indebtedness will not prevent Indebtedness from being classified as Non-Recourse Land Financing.

“Redeemable Capital Stock” means any capital stock of PulteGroup, Inc. or any Subsidiary that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final stated maturity of the debt securities of any series issued under the senior indenture or (ii) is redeemable at the option of the holder thereof at any time prior to such final stated maturity or (iii) is convertible into or exchangeable for debt securities at any time prior to such final stated maturity.

“Restricted Subsidiary” means any Guarantor and any other of PulteGroup, Inc.’s Subsidiaries as of the date of the applicable indenture and any successor to such Guarantor or Subsidiary other than (i) First Heights Holding Corp., LLC, Pulte Financial Companies, Inc., Pulte Mortgage LLC, Pulte Diversified Companies, Inc. or North American Builders Indemnity Corporation; (ii) Del Webb Mortgage LLC and (iii) any successor to any of the Subsidiaries described in clauses (i) and (ii).

“Sale and Leaseback Transaction” means any sale or transfer made by us or a Restricted Subsidiary (except a sale or transfer made to us or one or more Restricted Subsidiaries) of any property which is either (i) a manufacturing plant, warehouse or office building whose book value constitutes 1% or more of Consolidated Net Tangible Assets as of the date of determination, or (ii) any property which is a parcel of real property other than a manufacturing plant, warehouse, office building, or model home whose book value constitutes 5% or more of Consolidated Net Tangible Assets as of the date of determination, if such sale or transfer is made with the intention of leasing, or as part of an arrangement involving the lease, of such property to us or a Restricted Subsidiary.

“Secured Debt” means any Indebtedness which is secured by (i) a Security Interest in any of our property or the property of any Restricted Subsidiary or a portion thereof or (ii) a Security Interest in any shares of stock owned directly or indirectly by us or any Restricted Subsidiary in a corporation or in equity interests owned by us or a Restricted Subsidiary in a partnership or other entity not organized as a corporation or in our rights or the rights of any Restricted Subsidiary in respect of Indebtedness of a corporation, partnership or other entity in which we or a Restricted Subsidiary has an equity interest; provided, that “Secured Debt” does not include Non-Recourse Land Financing that consists exclusively of “land under development,” “land held for future development” or “improved lots and parcels,” as such categories of assets are determined in accordance with U.S. generally accepted accounting principles. The securing in the foregoing manner of any indebtedness which immediately prior thereto was not Secured Debt shall be deemed to be the creation of Secured Debt at the time such security is given.

“Security Interest” means any mortgage, pledge, lien, encumbrance or other security interest which secures payment or performance of an obligation.

“Senior Indebtedness” means the principal of (and premium, if any, on) and interest on (including interest accruing after the occurrence of an Event of Default under the senior indenture or after the filing of a petition initiating any proceeding pursuant to any bankruptcy law whether or not such interest is an allowable claim in any such proceeding) and other amounts due on or in connection with any Indebtedness of PulteGroup, Inc., whether outstanding on the date hereof or hereafter created, incurred or assumed, including under the debt securities issued under the senior indenture and under the Bank Credit Facility, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the debt securities issued under the senior indenture. Notwithstanding the foregoing, “Senior Indebtedness” shall not include (1) Indebtedness of PulteGroup, Inc. that is expressly subordinated in right of payment to any Senior Indebtedness of PulteGroup, Inc., (2) Indebtedness of PulteGroup, Inc. that by operation of law is subordinate to any general unsecured obligations of PulteGroup, Inc., (3) Indebtedness of PulteGroup, Inc. to any Subsidiary, (4) Indebtedness incurred in violation of the restrictions described under “Restrictions on Secured Debt” and “Restrictions on Sale and Lease-back Transactions,” (5) to the extent it might constitute Indebtedness, any liability for federal, state or local taxes or other taxes, owed or owing by PulteGroup, Inc., and (6) to the extent it might constitute Indebtedness, trade account payables owed or owing by PulteGroup, Inc.

“Significant Subsidiary” means any Subsidiary (i) whose revenues exceed 10% of the total revenues of PulteGroup, Inc., in each case for the most recent fiscal year, or (ii) whose net worth exceeds 10% of the total stockholders’ equity of PulteGroup, Inc., in each case as of the end of the most recent fiscal year.

“Subsidiary” means any corporation of which at the time of determination PulteGroup, Inc., directly and/or indirectly through one or more Subsidiaries, owns more than 50% of the shares of Voting Stock.

“Voting Stock” means any class or classes of capital stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

DESCRIPTION OF CAPITAL STOCK

The following general summary of our capital stock and certain provisions of the Michigan Business Corporation Act (“MBCA”) is qualified in its entirety by reference to our restated articles of incorporation, as amended (the “Articles of Incorporation”), and the MBCA.

Common Shares

We are authorized by our Articles of Incorporation to issue 500,000,000 common shares. As of February 1, 2016, 349,148,351 common shares were issued and outstanding.

The holders of our common shares are entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. The holders of our common shares do not have any cumulative value, conversion, redemption, sinking fund or preemptive rights. In the event of our dissolution, liquidation or winding up, holders of our common shares will be entitled to share ratably in any assets remaining after the satisfaction in full of the prior rights of creditors, including holders of our indebtedness, and the aggregate liquidation preference of any preferred shares then outstanding.

Our common shares are listed on the New York Stock Exchange. We intend to apply to the New York Stock Exchange to list the additional common shares offered hereby and issuable upon conversion of convertible securities, if any. Computershare Trust Company, N.A. is the transfer agent and registrar for our common shares.

Preferred Shares

We are also authorized by our Articles of Incorporation to issue 25,000,000 preferred shares, par value $.01 per share, none of which have been issued. Our Board of Directors has authority to divide the 25,000,000 preferred shares into series and to fix the rights and preferences of any series so established. Variations between different series may be created by the Board of Directors with respect to such matters as voting rights, rate of dividend, priority of payment, rights of accumulation, redemption or signing fund terms, preferences upon liquidation or dissolution, conversion rights and any other preferences or rights.

If we offer preferred shares pursuant to this prospectus in the future, the applicable prospectus supplement will describe the terms of such preferred shares not already described in this prospectus, including the following, where applicable:

•	the designation of the shares and the number of shares that constitute the series;

•	the dividend rate (or the method of calculating dividends), if any, on the shares of the series and the priority as to payment of dividends with respect to other classes or series of our shares of capital stock;

•	whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends on the preferred shares will accumulate; the dividend periods (or the method of calculating the dividend periods);

•	whether and the extent to which such preferred shares shall be entitled to participate in dividends with shares of any other series or class of stock;

•	the voting rights of the preferred shares, if any;

•	the liquidation preference and the priority as to payment of the liquidation preference with respect to other classes or series of our capital stock and any other rights of the shares of the class or series upon our liquidation, dissolution or winding-up;

•	whether or not the shares of the series will be convertible into or exchangeable for securities and, if so, the security into which they are convertible or exchangeable and the terms and conditions of conversion or exchange, including the conversion or exchange price or the manner of determining it;

•	whether or not and on what terms the shares of the series will be subject to redemption or repurchase at our option;

•	whether the preferred shares of the series will be listed on a national securities exchange or quoted on an automated quotation system;

•	federal income tax considerations; and

•	the other material terms, rights and privileges and any qualifications, limitations or restrictions of the rights or privileges of the series.

The description in the prospectus supplement will not necessarily be complete, and reference will be made to the provisions of our Articles of Incorporation in the certificate of designation relating to a series of preferred shares which will be filed with the SEC.

Series A Preferred Shares

Of our 25,000,000 authorized preferred shares, our board of directors has designated 500,000 shares as “Series A Junior Participating Preferred Shares” (the “Series A Preferred Shares”).

Ranking

The Series A Preferred Shares will rank junior to all other series of our preferred shares as to payment of dividends and the distribution of assets, whether or not upon our dissolution, liquidation or winding up, unless the terms of any such series provides otherwise.

Dividends

Subject to the rights of any senior-ranking stock, commencing upon the first quarterly dividend payment date after the first issuance of shares of Series A Preferred Shares, holders of our Series A Preferred Shares are entitled to receive quarterly dividends in an amount per share equal to the greater of (i) $1.00 per share or (ii) subject to certain adjustment provisions, 1000 times the aggregate per share amount of all cash dividends plus 1000 times the aggregate per share amount of all non-cash dividends or other distributions (other than a dividend payable in common shares or a subdivision of our outstanding common shares (by reclassification or otherwise)(collectively, “common share adjustments”)) declared on our common shares since the immediately preceding quarterly dividend payment date or, with respect to the first quarterly dividend payment date, since the first issuance of any shares of Series A Preferred Shares, all subject to adjustment in the event of a declaration of a common-share-dividend on our common shares or a subdivision or combination of our outstanding shares.

Dividends shall begin to accrue and be cumulative on outstanding Series A Preferred Shares from the quarterly dividend payment date immediately following the date of issue of such Series A Preferred Shares, unless such shares are issued prior to the record date for the first quarterly dividend payment date, in which case dividends on such shares shall begin to accrue from the date such shares are issued, or unless such shares are issued on a quarterly dividend payment date or a date after the record date for a quarterly dividend and before such quarterly dividend payment date, in either of which events such dividends will begin to accrue and be cumulative from such quarterly dividend payment date. Accrued but unpaid dividends on the Series A Preferred Shares will not bear interest.

Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Shares are in arrears, until all such arrears, whether or not declared, have been paid in full, we may not:

•	declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire any of our common shares or other shares ranking junior to the Series A Preferred Shares;

•	declare or pay dividends on or make any other distributions on any shares ranking equally with the Series A Preferred Shares, except dividends paid ratably on the Series A Preferred Shares and all such equal-ranking shares on which dividends are payable or in arrears;

•	redeem or purchase or otherwise acquire any shares ranking equally with the Series A Preferred Shares, except such redemption, purchase or acquisition is done in exchange for shares of our capital stock ranking junior to the Series A Preferred Shares;

•	purchase or otherwise acquire any Series A Preferred Shares or any shares ranking equally with the Series A Preferred Shares, except in accordance with a purchase offer made to all holders of such shares upon such terms as our board of directors determines in good faith will result in fair and equitable treatment among such shares.

Voting

Holders of Series A Preferred Shares are entitled to 1000 votes per share held (subject to adjustment for common share adjustments). Except as otherwise provided by law or the Series A Preferred Shares’ certificate of designation, holders of Series A Preferred Shares will be entitled to vote collectively as a single class with holders of our common shares on all matters submitted to a vote of our shareholders. In addition, at any time dividends on any Series A Preferred Shares are in arrears in an amount equal to six quarterly dividends, holders of Series A Preferred Shares and holders of our other outstanding preferred shares, if any, with dividends in arrears in an amount equal to six quarterly dividends, voting as a class, irrespective of series, will have the right to elect two directors to our board of directors. Holders of Series A Preferred Shares will cease to be entitled to participate in such election when all accrued and unpaid dividends on all outstanding Series A Preferred Shares for all previous quarterly dividend periods and for the current quarterly dividend period have been declared and paid or set apart for payment.

Liquidation

In the event of our liquidation, dissolution or winding up, the holders of Series A Preferred Shares shall be entitled to receive a liquidation payment in an amount per Series A Preferred Share equal to $1,000, plus all accrued and unpaid dividends and distributions on such share, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). After payment of the full amount of the Series A Liquidation Preference to which they are entitled, holders of Series A Preferred Shares shall not receive any additional distributions unless holders of our common shares have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as adjusted for common share adjustments). After we have paid the full amount of the Series A Liquidation Preference and the Common Adjustment to all entitled holders, holders of Series A Preferred Shares and holders of our common shares shall share ratably in our remaining assets. If our available assets are insufficient to pay the Series A Liquidation Preference and the liquidation preference of all other series of our preferred shares, if any, ranking equally with the Series A Preferred Shares, then we shall distribute our remaining assets ratably to the holders of Series A Preferred Shares and such other preferred shares in proportion to their respective liquidation preferences.

Redemption

The Series A Preferred Shares are not redeemable.

Protection Against Adverse Amendments

Our Articles of Incorporation may not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Shares without the affirmative vote of the holders of a majority of the outstanding Series A Preferred Shares, voting separately as a class.

Transfer Restrictions

Our By-laws contain certain restrictions on the direct or indirect transfer of (i) our common shares, (ii) our preferred shares (other than preferred stock described in Section 1504(a)(4) of the Internal Revenue Code of 1986, as amended (the “Code”)), (iii) warrants, rights or options (including options within the meaning of Sections 1.382-2T(h)(4)(v) and 1.382-4 of the regulations promulgated under the Code by the United States Department of the Treasury (“Treasury Regulations”)) to purchase our securities and (iv) any interest in us that would be treated as “stock” pursuant to Treasury Regulation § 1.382-2T(f)(18). The restrictions are designed to prohibit any such transfers that could limit or impair our ability to use our net operating loss carryforwards, capital loss forwards, general business credit carryforwards, alternative minimum tax credit forwards, foreign tax credit carryforwards, and similar tax benefits (collectively, the “tax benefits”).

Specifically, subject to certain limited exceptions, the transfer restrictions prohibit any such transfers (including the creation or grant of an option) to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), either (i) any person or group of persons would become the owner of 4.9% or more of our outstanding common shares, whether directly or indirectly, or (ii) the percentage ownership of an existing 4.9%-or-more holder of our outstanding common shares would increase. For purposes of the transfer restrictions, a person’s ownership of our common shares is regarded as including shares such person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such person under Section 382 of the Code, and the Treasury Regulations thereunder.

The transfer restrictions will remain in effect until (i) the repeal of Section 382 of the Code or any successor law if our board of directors determines that the transfer restrictions are no longer necessary for the preservation of the tax benefits, (ii) the beginning of a taxable year of ours to which our board of directors determines that no tax benefits may be carried forward or (iii) such date as our board of directors shall fix as the expiration date of the transfer restrictions.

The transferee of any such prohibited transfer will not be recognized as our shareholder for any purpose whatsoever in respect of the shares which are the subject of the prohibited transfer (such shares, the “excess shares”). Until the excess shares are acquired by another person in a transfer that is not prohibited, the purported transferee will not be entitled with respect to such excess shares to any rights as our shareholder, including the right to vote such excess shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such excess shares, if any, and the excess shares will be deemed to remain with the transferor unless and until the excess shares are transferred in a manner permitted under our by-laws.

As a condition to the registration of the transfer of any shares, any person who is a beneficial, legal or record holder of any shares, and any proposed transferee and any person controlling, controlled by or under common control with the proposed transferee, shall provide such information as we may request from time to time to determine compliance with these transfer restrictions or the status of our tax benefits.

Rights Plan

On March 18, 2010, we entered into an Amended and Restated Section 382 Rights Agreement (as amended as of March 14, 2013, the “rights plan”) with Computershare Trust Company, N.A., as rights agent, which amended and restated that certain Section 382 Rights Agreement, dated as of March 5, 2009, as amended as of April 7, 2009 and as of September 24, 2009 (collectively, the “Original Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent. Our board of directors had previously declared a dividend distribution of one preferred share purchase right for each outstanding common share to shareholders of record at the close of business on March 16, 2009, pursuant to the Original Rights Agreement.

Our board of directors adopted the rights plan in an effort to protect shareholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the “NOLs”) and certain other tax benefits to reduce potential future U.S. federal income tax obligations. If we experience an “ownership change,” as defined in Section 382 of the Code and the regulations thereunder, our ability to fully utilize the NOLs and certain other tax benefits on an annual basis will be substantially limited, and the timing of the usage of the NOLs and such other benefits could be substantially delayed, which could therefore significantly impair the value of those assets.

The rights plan is intended to act as a deterrent to any person or group, together with its affiliates and associates, being or becoming the beneficial owner of 4.9% or more of our (i) common shares, (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code), and (iii) any other interest in us that would be treated as “stock” pursuant to Treasury Regulation § 1.382-2T(f)(18) (collectively, “covered securities”).

The following general summary of the rights plan is qualified in its entirety by reference to the rights plan, which is filed as an exhibit to the registration statement of which this prospectus forms a part.

The Rights. Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a Series A Preferred Share at a purchase price of $50 per right, subject to adjustment. Our common shares issued while the rights plan is in effect will be issued with rights attached.

Acquiring Person. Under the rights plan, an “acquiring person” is any person or group, who or which, together with its affiliates and associates, becomes a beneficial owner of 4.9% or more of our covered securities, other than solely as a result of (a) a reduction in the amount of our covered securities outstanding; (b) the exercise of any options, warrants, rights or similar interests (including restricted shares) granted by us to our directors, officers and employees; (c) any unilateral grant of any of our covered securities by us or (d) any issuance of our covered securities by us or any share dividend, share split or similar transaction effected by us in which all holders of our covered securities are treated equally.

A person shall be deemed to be a “beneficial owner” of, shall be deemed to have “beneficial ownership” and shall be deemed to “beneficially own” any securities which such person directly owns, or would be deemed to constructively own, pursuant to Section 382 of the Code and the regulations promulgated thereunder.

The term “acquiring person,” however, does not include:

•	us, any of our subsidiaries, any employee benefit plan or other compensation arrangement of ours or of any of our subsidiaries, or any entity organized, appointed or established by us or any of our subsidiaries for or pursuant to the terms of any such plan or compensation arrangement;

•	any person or group, who or which, together with its affiliates and associates, beneficially owned 4.9% or more of our covered securities as of March 5, 2009, so long as such shareholder does not acquire any additional shares of our covered securities without our prior written approval, other than pursuant to or as a result of (a) a reduction in the amount of our covered securities outstanding; (b) the exercise of any options, warrants, rights or similar interests (including restricted shares) granted by us to our directors, officers and employees; (c) any unilateral grant of any of our covered securities by us or (d) any issuance of our covered securities by us or any share dividend, share split or similar transaction effected by us in which all holders of our covered securities are treated equally;

•	any exempted person (as defined below);

•	William J. Pulte, any spouse of William J. Pulte, any descendant of William J. Pulte or the spouse of any such descendant, the estate of any of the foregoing or any trust or other arrangement for the benefit of any of the foregoing or any charitable organization established by any of the foregoing (the “Pulte Family”);

•	any group which includes any member or members of the Pulte Family if a majority of the covered securities of such group are beneficially owned by a member or members of the Pulte Family;

•	any person or group who becomes the beneficial owner of 4.9% or more of our covered securities as a result of an exempted transaction (as defined below);

•	any person whom or which our board of directors in good faith determines has inadvertently acquired beneficial ownership of 4.9% or more of our covered securities, so long as such person promptly enters into, and delivers to us, an irrevocable commitment to divest as promptly as practicable, and thereafter divests as promptly as practicable a sufficient number of our covered securities so that such person would no longer be a beneficial owner of 4.9% or more of our covered securities; or

•	any affiliate, associate or stockholder of Centex Corporation, or the general partners, limited partners or members of such stockholders who would have been an acquiring person solely as a result of the execution, delivery or performance of the merger agreement between us and Centex or certain voting agreements relating to such merger until such time that such person acquires beneficial ownership of additional covered securities of ours.

Our board of directors may, in its sole discretion, exempt any person or group who would otherwise be an acquiring person from being deemed an acquiring person for purposes of the rights plan if it determines at any time prior to the time at which the rights are no longer redeemable that the beneficial ownership of such person or group would not jeopardize, endanger or limit (in timing or amount) the availability of our NOLs and other tax benefits. Any such person or group is an “exempted person” under the rights plan. Our board of directors, in its sole discretion, may subsequently make a contrary determination and such person would then become an acquiring person.

An “exempted transaction” is a transaction that our board of directors determines, in its sole discretion, is an exempted transaction and, unlike the determination of an exempted person, such determination is irrevocable.

Separation from Common Shares. Initially, the rights will be associated with our common shares and evidenced by common share certificates, which will contain a notation incorporating the rights plan by reference, and will be transferable with and only with the underlying common shares. Subject to certain exceptions, the rights become exercisable and trade separately from our common shares only upon the “distribution date,” which occurs upon the earlier of:

•	10 days following a public announcement that a person or group of persons has become an acquiring person or such earlier date as a majority of our board of directors becomes aware of the existence of an acquiring person (the “share acquisition date”) (unless, prior to the expiration of our right to redeem the rights, such person or group is determined by our board of directors to be an “exempted person”; in which case the share acquisition date will be deemed not to have occurred); or

•	10 business days (or later date if determined by our board of directors prior to such time as any person or group becomes an acquiring person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an acquiring person.

Until the distribution date, the surrender for transfer of any of our outstanding common shares will also constitute the transfer of the rights associated with those shares.

As soon as practicable after the distribution date, separate certificates or book-entry statements will be mailed to holders of record of our common shares as of the close of business on the distribution date. From and after the distribution date, the separate rights certificates or book-entry statements alone will represent the rights. Except as otherwise provided in the rights plan, only common shares issued prior to the distribution date will be issued with rights.

Expiration. The rights are not exercisable until the distribution date and, unless earlier redeemed or exchanged by us as described below, will expire upon the earliest of:

•	the close of business on June 1, 2016 (the “Final Expiration Date”);

•	the time at which the rights are redeemed;

•	the time at which the rights are exchanged;

•	the close of business on the effective date of the repeal of Section 382 or any successor statute if our board of directors determines that the rights plan is no longer necessary or desirable for the preservation of certain tax benefits; and

•	the close of business on the first day of our taxable year to which our board of directors determines that certain tax benefits may not be carried forward.

Our board of directors plans to request shareholder approval for a three-year extension of the Final Expiration Date to June 1, 2019 at our 2016 annual meeting of shareholders.

Effects of Triggering Event. If a person or group becomes an acquiring person (a “flip-in event”), each holder of a right (other than any acquiring person and certain transferees of an acquiring person, whose rights automatically become null and void) will have the right to receive, upon exercise, common shares having a value equal to two times the exercise price of the right. If an insufficient number of our common shares are available for issuance, then our board of directors is required to substitute cash, reduction in the exercise price, property or other securities of ours for our common shares. The rights may not be exercised following a flip-in event while we have the ability to cause the rights to be redeemed, as described below.

For example, at an exercise price of $50 per right, each right not owned by an acquiring person (or by certain transferees thereof) following a flip-in event would entitle its holder to purchase $100 worth of our common shares (or other consideration, as noted above) for $50. Assuming that our common shares had a per share value of $15 at that time, the holder of each valid right would be entitled to purchase approximately 6.7 common shares for $50.

Exchange. At any time after there is an acquiring person and prior to the acquisition by the acquiring person of 50% or more of our outstanding common shares, our board of directors may exchange the rights (other than rights owned by the acquiring person and certain transferees thereof which will have become void), in whole or in part, at an exchange ratio of one common share, or, at its option, one one-thousandth of a Series A Preferred Share (or of a share of a class or series of our preferred shares having equivalent rights, preferences and privileges (“equivalent preferred shares”)), per right (subject to adjustment).

Adjustments. The exercise price payable, and the number of preferred shares or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a share dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Shares;

•	if holders of the Series A Preferred Shares are granted certain rights, options or warrants to subscribe for Series A Preferred Shares (or equivalent preferred shares) or securities convertible into Series A Preferred Shares (or equivalent preferred shares) at less than the current market price of the Series A Preferred Shares; or

•	upon the distribution to holders of the Series A Preferred Shares of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets or subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional Series A Preferred Shares will be issued, and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Preferred Shares on the last trading day prior to the date of exercise.

Redemption. In general, we may redeem the rights in whole, but not in part, at a price of $0.001 per right (subject to adjustment and payable in cash, our common shares or other consideration deemed appropriate by our board of directors) at any time until the earlier of (i) ten days following the share acquisition date and (ii) the Final Expiration Date. Immediately upon the action of our board of directors authorizing any redemption, the rights will terminate, and the only right of the holders of rights will be to receive the redemption price.

Shareholder Rights; Tax Effects. Until a right is exercised, its holder will have no rights as our shareholder, including, without limitation, the right to vote or to receive dividends. While the distribution of the rights will not result in the recognition of taxable income by us or our shareholders, shareholders may, depending upon the circumstances, recognize taxable income after a flip-in event.

Amendment. The terms of the rights may be amended by our board of directors without the consent of the holders of the rights, including, without limitation, to extend the Final Expiration Date of the rights plan and to increase or decrease the purchase price. Once there is an acquiring person, however, no amendment can adversely affect the interests of the holders of the rights.

Depositary Shares

We may elect to offer fractional preferred shares rather than full preferred shares. If so, we will issue “depositary receipts” for these “depositary shares.” Each depositary share will represent a fraction of a share of a particular series of preferred shares. If we offer depositary shares pursuant to these provisions in the future, the applicable prospectus supplement will describe the terms of the depository shares and the underlying preferred shares to which the depositary shares relate.

The description in the prospectus supplement will not necessarily be complete, and reference will be made to the deposit agreement relating to the depositary shares which will be filed with the SEC.

Voting Rights

Our Articles of Incorporation require, in addition to any vote required by law, the affirmative vote of the holders of at least 69.3% of the shares voting at a meeting of shareholders in connection with (a) any merger or consolidation of PulteGroup or any subsidiary with any “Interested Shareholder,” as defined therein, or any corporation which is, or after the merger or consolidation would be, an “Affiliate,” as defined therein, of an Interested Shareholder that was an Interested Shareholder prior to the transaction; (b) certain transfers to any Interested Shareholder or Affiliate of an Interested Shareholder, other than PulteGroup or any of our subsidiaries, of any of our assets or any subsidiary which have an aggregate book value of 10% or more of consolidated net worth; (c) certain transfers by us or any subsidiary of “Equity Securities,” as defined therein, of PulteGroup or any subsidiary which have an aggregate market value of 5% or more of the total market value of our outstanding shares to any Interested Shareholder or Affiliate of an Interested Shareholder, other than us or our subsidiaries (subject to certain exceptions); (d) the adoption of any plan or proposal for our liquidation or dissolution proposed by or on behalf of an Interested Shareholder or any Affiliate of an Interested Shareholder, (e) any reclassification of securities or recapitalization of PulteGroup, or any merger, consolidation or share exchange by us with any of our subsidiaries which has the effect of increasing the proportionate amount of the outstanding shares of any class of our Equity Securities or Equity Securities of any subsidiary which is directly or indirectly owned by an Interested Shareholder or any Affiliate of an Interested Shareholder (each of the Transactions referred to in clauses (a) through (e), a “Business Combination”); or (f) any agreement, contract or arrangement providing for one or more of the foregoing. An “Interested Shareholder” generally includes any beneficial owner of 10% or more of the voting power of PulteGroup or any Affiliate of ours that at any time within the two year period prior to the date in question was the beneficial owner of 10% or more of the voting power of PulteGroup.

The foregoing supermajority vote is not required if (i) the Board of Directors approves such Business Combination and either the Interested Shareholder has been an Interested Shareholder continuously for at least two years prior to the date of the Board approval or such proposed transaction was approved by the Board prior to the time the Interested Shareholder became an Interested Shareholder or (ii) a majority of the outstanding stock of such other corporation is owned by us or our subsidiaries.

The foregoing supermajority provisions may only be amended by the affirmative vote of 69.3% of the shares voting on the proposed amendment at a meeting of shareholders, in addition to any vote otherwise required by law.

Certain Provisions of the Michigan Business Corporation Act

Chapter 7A of the Michigan Business Corporation Act (“MBCA”) may affect attempts to acquire control of PulteGroup. Pursuant to our Articles of Incorporation, we have expressly elected not to be subject to the provisions of Chapter 7A of the MBCA; however, the Board of Directors may terminate this election in whole or in part by action of the majority of directors then in office. Chapter 7A applies to “Business Combinations,” defined to include, among other transactions, certain mergers, substantial sales of assets or securities and recapitalizations between covered Michigan business corporations or their subsidiaries and an “Interested Shareholder” (generally a beneficial owner of 10% or more of the voting power of the Company’s outstanding voting stock). In general, Chapter 7A requires, for any Business Combination, an advisory statement from the Board of Directors, the approval of holders of at least 90% of each class of the shares entitled to vote and the approval of holders of at least two-thirds of such voting shares not held by the Interested Shareholder, its affiliates and associates. These requirements do not apply, however, where the Interested Shareholder satisfies certain “fair price,” form of consideration and other requirements and at least five years have elapsed after the person involved became an Interested Shareholder. Our Board of Directors has the power to elect to be subject to Chapter 7A as to specifically identified or unidentified Interested Shareholders.

DESCRIPTION OF WARRANTS

We may issue warrants to purchase debt securities, common shares, or other securities. We may issue warrants independently or together with other securities. Warrants sold with other securities may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the prospectus supplement.

The prospectus supplement relating to any warrants we are offering will include specific terms relating to the offering. These terms will include some or all of the following:

•	the title of the warrants;

•	the aggregate number of warrants offered;

•	the designation, amount or number and terms of the debt securities, common shares or other securities purchasable upon exercise of the warrants and procedures by which those amounts or numbers may be adjusted;

•	the exercise price of the warrants;

•	the dates or periods during which the warrants are exercisable;

•	the designation and terms of any securities with which the warrants are issued;

•	if the warrants are issued as a unit with another security, the date on and after which the warrants and the other security will be separately transferable;

•	if the exercise price is not payable in U.S. dollars, the foreign currency, currency unit or composite currency in which the exercise price is denominated;

•	any minimum or maximum amount of warrants that may be exercised at any one time;

•	any terms relating to the modification of the warrants; and

•	any terms, procedures and limitations relating to the transferability, exchange or exercise of the warrants.

The description in the prospectus supplement will not necessarily be complete, and reference will be made to the applicable warrant agreement which will be filed with the SEC.

DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS

We may issue stock purchase contracts, including contracts obligating holders to purchase from us, and us to sell to the holders, a specified number of common shares at a future date or dates, which we refer to in this prospectus as “Stock Purchase Contracts.” The price per common share and number of common shares may be fixed at the time the Stock Purchase Contracts are issued or may be determined by reference to a specific formula set forth in the Stock Purchase Contracts. The Stock Purchase Contracts may be issued separately or as a part of units consisting of a Stock Purchase Contract and our debt securities or debt obligations of third parties, including U.S. Treasury securities, securing the holders’ obligations to purchase the common shares under the Stock Purchase Contracts, which we refer to in this prospectus as “Stock Purchase Units.” The Stock Purchase Contracts may require holders to secure their obligations thereunder in a specified manner. The Stock Purchase Contracts also may require us to make periodic payments to the holders of the Stock Purchase Units or vice-versa and such payments may be unsecured or prefunded on some basis.

The applicable prospectus supplement will describe the terms of any Stock Purchase Contracts or Stock Purchase Units. The description in the prospectus supplement will not necessarily be complete, and reference will be made to the applicable Stock Purchase Contracts, and, if applicable, collateral or depositary arrangements, relating to the Stock Purchase Contracts or Stock Purchase Units. Material United States federal income tax considerations applicable to the Stock Purchase Units and the Stock Purchase Contracts will also be discussed in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may sell the offered securities in and outside the United States from time to time (a) through underwriters or dealers, (b) directly to purchasers, including our affiliates, (c) through agents, or (d) through a combination of any of these methods. The prospectus supplement will include the following information:

•	the terms of the offering;

•	the names of any underwriters or agents;

•	the name or names of any managing underwriter or underwriters;

•	the purchase price of the securities from us;

•	the net proceeds to us from the sale of the securities;

•	any delayed delivery arrangements;

•	any underwriting discounts, commissions and other items constituting underwriters’ compensation;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any commissions paid to agents.

General

Underwriters, dealers, agents and remarketing firms that participate in the distribution of the offered securities may be “underwriters” as defined in the Securities Act. Any discounts or commissions they receive from us and any profits they receive on the resale of the offered securities may be treated as underwriting discounts and commissions under the Securities Act. We will identify any underwriters, agents or dealers and describe their commissions, fees or discounts in the applicable prospectus supplement.

Sale Through Underwriters or Dealers

If we use underwriters in a sale, they will acquire the offered securities for their own account. The underwriters may resell the securities in one or more transactions, including negotiated transactions. These sales will be made at a fixed public offering price or at varying prices determined at the time of the sale.

We may offer the securities to the public through an underwriting syndicate or through a single underwriter.

Unless the applicable prospectus supplement states otherwise, the obligations of the underwriters to purchase the offered securities will be subject to certain conditions contained in an underwriting agreement that we will enter into with the underwriters. The underwriters will be obligated to purchase all of the securities of the series offered if any of the securities are purchased, unless the applicable prospectus supplement says otherwise. Any initial public offering price and any discounts or concessions allowed, re-allowed or paid to dealers may be changed from time to time.

If we use dealers in a sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. We will include in the prospectus supplement the names of the dealers and the terms of the transaction.

Members of the Financial Industry Regulatory Authority, Inc., or FINRA, may participate in distributions of the offered debt securities. In compliance with the guidelines of FINRA, as of the date of this prospectus, the maximum discount or commission to be received by any FINRA member or independent broker-dealer may not exceed 8.0% of the aggregate principal amount of the debt securities offered pursuant to this prospectus and any applicable prospectus supplement.

Direct Sales and Sales Through Agents

We may choose to sell the offered securities directly. In this case, no underwriters or agents would be involved. We may also sell the securities through agents we designate from time to time. In the prospectus supplement, we will name any agent involved in the offer or sale of the offered securities, and we will describe any commissions payable by us to the agent. Unless we inform you otherwise in the prospectus supplement, any agent will agree to use its best efforts to solicit purchases for the period of its appointment.

We may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. We will describe the terms of any such sales in the prospectus supplement.

Delayed Delivery Contracts

If we so indicate in the prospectus supplement, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The prospectus supplement will describe the commission payable for solicitation of those contracts.

Indemnification

We may have agreements with agents, underwriters, dealers and remarketing firms to indemnify them against certain civil liabilities, including liabilities under the Securities Act. Agents, underwriters, dealers and remarketing firms, and their affiliates, may engage in transactions with, or perform services for, us in the ordinary course of business. This includes commercial banking and investment banking transactions.

Market Making, Stabilization and Other Transactions

Unless the applicable prospectus supplement states otherwise, each series of offered securities will be a new issue and will have no established trading market. We may elect to list any series of offered securities on an exchange. Any underwriters that we use in the sale of offered securities may make a market in such securities, but may discontinue such market making at any time without notice. Therefore, we cannot assure you that the securities will have a liquid trading market.

Any underwriter may engage in stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Rule 104 under the Exchange Act. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

Syndicate covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the securities originally sold by the syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. These stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the securities to be higher than it would be in the absence of the transactions. The underwriters may, if they commence these transactions, discontinue them at any time.

EXPERTS

The consolidated financial statements of PulteGroup, Inc. appearing in PulteGroup, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, and the effectiveness of PulteGroup, Inc.’s internal control over financial reporting as of December 31, 2015, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

The validity of the debt securities, guarantees, warrants, depositary shares, stock purchase contracts and stock purchase units will be passed upon for PulteGroup by Sidley Austin LLP, Chicago, Illinois. The validity of the common shares (and related preferred shares purchase rights) and preferred shares will be passed upon for PulteGroup by Steven M. Cook, Executive Vice President, Chief Legal Officer and Corporate Secretary of PulteGroup. Steven M. Cook owns 241,626 common shares and options to purchase 223,125 common shares of the Company , both directly and as a participant in various stock plans. Certain legal matters related to any guarantees will be passed upon for PulteGroup by Sidley Austin LLP, Chicago, Illinois, Steven M. Cook, Executive Vice President, Chief Legal Officer and Corporate Secretary of PulteGroup unless otherwise specified in the applicable prospectus supplement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. The registration statement and these other SEC filings are available to you at the SEC’s website at http://www.sec.gov. You may also read and copy any filed document at the SEC’s public reference rooms in Washington, D.C. at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You also may inspect our SEC filings at the New York Stock Exchange, the exchange on which our common shares are listed, at 20 Broad Street, New York, New York 10005.

This prospectus is part of a registration statement we have filed with the SEC relating to the securities we may offer. As permitted by SEC rules, this prospectus does not contain all of the information we have included in the registration statement and the accompanying exhibits and schedules we file with the SEC. You may refer to the registration statement, the exhibits and schedules for more information about us and our securities. The registration statement, exhibits and schedules are available at the SEC’s public reference room or through its web site.

The SEC allows us to “incorporate by reference” information in documents that we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated or deemed to be incorporated by reference is deemed to be part of this prospectus. We incorporate by reference the following documents into this prospectus:

•	our Annual Report on Form 10-K for the year ended December 31, 2015;

•	the sections of our Definitive Proxy Statement on Schedule 14A for our 2015 Annual Meeting of Shareholders filed with the SEC on March 25, 2015 that are incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2014 under Items 10, 11, 12, 13 and 14 thereof;

•	our Current Report on Form 8-K filed with the SEC on February 16, 2016;

•	the description of our common shares contained in Item 1 of our Registration Statement on Form 8-A filed with the SEC on May 17, 1983, Item 4 of our Registration Statement on Form 8-B filed with the SEC on May 16, 1985 and Item 4 of our Registration Statement on Form 8-B filed with the SEC on December 18, 1987, each pursuant to Section 12 of the Exchange Act; and

•	the description of the preferred shares purchase rights contained in Item 1 of our Registration Statement on Form 8-A filed with the SEC on March 6, 2009, as amended by our Registration Statements on Forms 8-A/A filed with the SEC on March 23, 2010 and March 15, 2013.

We also incorporate by reference into this prospectus additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until we sell all of the securities we are offering, other than any document, portion of a document, information or exhibit that is “furnished” to the SEC (including, without limitation, any information under Item 2.02 or Item 7.01, and any related information “furnished” under Item 9.01, of any Current Report on Form 8-K). Documents incorporated by reference in this prospectus after the date hereof will automatically update and, to the extent inconsistent, supersede the information contained and incorporated by reference in this prospectus. In that regard, any information contained in this prospectus, any applicable prospectus supplement, any free writing prospectus or any document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to have been modified or superseded to the extent that a subsequent statement contained in this prospectus, any applicable prospectus supplement, any free writing prospectus, or any other document that is incorporated or deemed to be incorporated by reference in this prospectus modifies or supersedes the original statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to be part of this prospectus. You may request copies of these filings at no cost, by writing or telephoning us at the following address:

Investor Relations

PulteGroup, Inc.

3350 Peachtree Road NE, Suite 150

Atlanta, Georgia 30326

(404) 978-6400

You should rely only on the information incorporated by reference or provided in this prospectus, any prospectus supplement and any free writing prospectus. We have not authorized anyone to provide you with different information or to make any representations other than as contained in this prospectus or in any prospectus supplement or related free writing prospectus. We are not making any offer of these securities in any state where the offer is not permitted. We maintain a website at www.pultegroupinc.com. Our website and the information at that site, or connected to that site, is not incorporated into this prospectus, any prospectus supplement, any free writing prospectus or the registration statement of which this prospectus is a part.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses in connection with the offering described in this registration statement:

SEC registration fee	$(1)
Printing fees and expenses	(2)
Legal fees and expenses	(2)
Rating agencies’ fees and expenses	(2)
Accountants’ fees and expenses	(2)
Miscellaneous expenses	(2)

Total	$(2)

(1)	Omitted because the registration fee is being deferred pursuant to Rule 456(b) and Rule 457(r) under the Securities Act.
(2)	Estimated offering expenses are not presently known and will be reflected in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers

Under Sections 561-571 of the Michigan Business Corporation Act, directors and officers of a Michigan corporation may be entitled to indemnification by the corporation against judgments, expenses, fines and amounts paid by the director or officer in settlement of claims brought against them by third persons or by or in the right of the corporation if those directors and officers acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation or its shareholders.

Our Articles of Incorporation provide that our directors shall not be personally liable to us or our shareholders for monetary damages for breach of the director’s fiduciary duty. However, our Articles do not eliminate or limit the liability of a director for any of the following: (a) a breach of the director’s duty of loyalty to us or our shareholders; (b) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; (c) a violation of Section 551(1) of the Michigan Business Corporation Act; (d) a transaction from which the director derived an improper personal benefit; or (e) an act or omission occurring before the effective date of the Articles. In addition, our Bylaws generally provide that, to the fullest extent permitted or authorized by the Michigan Business Corporation Act, we shall indemnify any person who was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was our director or officer or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

We have obtained a Directors’ and Officers’ liability insurance policy, which provides for coverage for liabilities under the Securities Act, including for prior acts dating to our inception.

Item 16.	Exhibits

Exhibit Number		Description

(1)	(a)**	Form of Underwriting Agreement.

(3)	(a)	Restated Articles of Incorporation of PulteGroup, Inc. (Incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K, filed with the SEC on August 18, 2009, File No. 001-09804)

	(b)	Certificate of Amendment to the Articles of Incorporation of PulteGroup, Inc., dated March 18, 2010 (Incorporated by reference to Exhibit 3(b) of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed with the SEC on May 6, 2010, File No. 001-09804)

	(c)	Certificate of Amendment to the Articles of Incorporation of PulteGroup, Inc., dated May 21, 2010 (Incorporated by reference to Exhibit 3(c) of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the SEC on November 5, 2010, File No. 001-09804)

	(d)	By-laws, as amended, of PulteGroup, Inc. (Incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K, filed with the SEC on April 8, 2009, File No. 001-09804)

	(e)	Certificate of Designation of Series A Junior Participating Preferred Shares, dated August 6, 2009 (Incorporated by reference to Exhibit 3(b) of our Registration Statement on Form 8-A, filed with the SEC on August 18, 2009, File No. 001-09804)

(4)	(a)	Senior Note Indenture dated as of October 24, 1995 among PulteGroup, Inc. (formerly known as Pulte Corporation), certain of its subsidiaries, as Guarantors, and The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago). (Incorporated by reference to Exhibit (c)1 to our Current Report on Form 8-K, dated October 20, 1995, File No. I9804).

	(b)	Indenture Supplement dated as of August 27, 1997 among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed with the SEC on October 6, 1997, File No. 001-09804)

	(c)	Indenture Supplement dated as of March 20, 1998 among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed with the SEC on March 24, 1998, File No. 001-09804)

Exhibit Number	Description

(d)	Indenture Supplement dated January 31, 1999 among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed with the SEC on March 3, 1999, File No. 001-09804)

(e)	Indenture Supplement dated April 3, 2000 among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.5 to our Registration Statement on Form S-4, filed with the SEC on May 11, 2000, Registration No. 333-36814)

(f)	Indenture Supplement dated February 21, 2001, among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4(j) to our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC on February 27, 2004, File No. 001-09804)

(g)	Indenture Supplement dated July 31, 2001, among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.7 to our Registration Statement on Form S-4, filed with the SEC on October 2, 2001, Registration No. 333-70786)

(h)	Indenture Supplement dated August 6, 2001, among PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.8 to our Registration Statement on Form S-4, filed with the SEC on October 2, 2001, Registration No. 333-70786)

(i)	Form of Indenture Supplement dated as of May 17, 2006, among PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4(a) to our Current Report on Form 8-K, filed with the SEC on May 16, 2006, File No. 001-09804)

(j)	Indenture Supplement dated September 15, 2009, among PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on September 16, 2009, File No. 001-09804)

Exhibit Number		Description

	(k)*	Indenture Supplement dated February 8, 2016, among PulteGroup, Inc., The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc.

	(l)*	Form of Subordinated Indenture.

	(m)	Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010, between PulteGroup, Inc. and Computershare Trust Company, N.A., as rights agent, which includes the Form of Rights Certificate as Exhibit B thereto (Incorporated by reference to Exhibit 4 of PulteGroup, Inc.’s Registration Statement on Form 8-A/A, filed with the SEC on March 23, 2010, File No. 001-09804)

	(n)	First Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 14, 2013, between PulteGroup, Inc. and Computershare Trust Company, N.A., as rights agent (Incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K, filed with the SEC on March 15, 2013, File No. 001-09804)

	(o)**	Form of Common Shares Certificate.

	(p)**	Form of Certificate of Designation for Preferred Shares.

	(q)**	Form of Preferred Shares Certificate.

	(r)**	Form of Deposit Agreement.

	(s)**	Form of Depositary Receipt.

	(t)**	Form of Warrant Agreement.

	(u)**	Form of Warrant Certificate.

	(v)**	Form of Stock Purchase Contract Agreement.

	(w)**	Form of Stock Purchase Unit Agreement.

(5)	(a)*	Opinion of Sidley Austin LLP.

	(b)*	Opinion of Steven M. Cook, Executive Vice President, Chief Legal Officer and Corporate Secretary of PulteGroup, Inc.

(12)	(a)	Computation of Ratio of Earnings to Fixed Charges. (Incorporated by reference to Exhibit 12 to our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 8, 2016, File No. 001-09804)

(23)	(a)	Consent of Sidley Austin llp (included in Exhibit 5(a) hereto).

	(b)	Consent of Steven M. Cook Executive Vice President, Chief Legal Officer and Corporate Secretary of PulteGroup, Inc. (included in Exhibit 5(b) hereto).

	(c)*	Consent of Ernst & Young LLP.

(24)	(a)	Power of Attorney (included in Signature pages hereto of PulteGroup, Inc. and the Subsidiary Guarantor Registrants).

(25)	(a)*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A. under the Senior Note Indenture.

*	Filed herewith
**	To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

Item 17.	Undertakings

(a)	Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser:

(i)	Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their respective securities provided by or on behalf of the undersigned registrants; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of such registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions discussed in Item 1 5 above, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(8) To file an application for the purpose of determining the eligibility of the trustee under the subordinated indenture to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTEGROUP, INC.

By:	/s/ Steven M. Cook
Steven M. Cook
Executive Vice President, Chief Legal Officer and Corporate Secretary

Each of the undersigned officers and directors of PulteGroup, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr.

/s/ Robert T. O. Shaughnessy	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Robert T. O’Shaughnessy

/s/ James L. Ossowski	Vice President-Finance and Controller (Principal Accounting Officer)
James L. Ossowski

/s/ Brian P. Anderson	Director
Brian P. Anderson

/s/ Bryce Blair	Director
Bryce Blair

Signature	Title

/s/ Richard W. Dreiling	Director
Richard W. Dreiling

/s/ Thomas J. Folliard	Director
Thomas J. Folliard

/s/ Cheryl W. Grisé	Director
Cheryl W. Grisé

/s/ James J. Grosfeld	Director
James J. Grosfeld

/s/ André J. Hawaux	Director
André J. Hawaux

/s/ Debra J. Kelly-Ennis	Director
Debra J. Kelly-Ennis

/s/ Patrick J. O’Leary	Director
Patrick J. O’Leary

/s/ James J. Postl	Director
James J. Postl

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

ANTHEM ARIZONA, L.L.C.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Anthem Arizona, L.L.C. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Manager, Vice President, Secretary, and General Counsel
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX CONSTRUCTION OF NEW MEXICO, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Centex Construction of New Mexico, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ William J. Gillilan, IV	Manager, President (Principal Executive Officer)
William J. Gillilan, IV /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Gregory S. Martin	Manager (Principal Accounting Officer)
Gregory S. Martin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX DEVELOPMENT COMPANY, L.P.
By:	CENTEX HOMES, its general partner
By: CENTEX REAL ESTATE CORPORATION, its managing partner

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Centex Real Estate Corporation, the managing partner of Centex Homes, the general partner of Centex Development Company, L.P. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President, Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	Director, Executive Vice President, and Chief Financial Officer (Principal Accounting Officer)
Robert T. O’Shaughnessy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX HOMES
By:	CENTEX REAL ESTATE CORPORATION, its managing partner

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Centex Real Estate Corporation, the managing partner of Centex Homes does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President, Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	Director, Executive Vice President, and Chief Financial Officer (Principal Accounting Officer)
Robert T. O’Shaughnessy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX HOMES OF CALIFORNIA, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Centex Homes of California, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	Manager and Executive Vice President (Principal Accounting Officer)
Robert T. O’Shaughnessy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX HOMES, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Centex Homes, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Stephen P. Schlageter	President (Principal Executive Officer)
Stephen P. Schlageter /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	Manager and Executive Vice President (Principal Accounting Officer)
Robert T. O’Shaughnessy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX INTERNATIONAL II, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Centex International II, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President and Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	Executive Vice President and Chief Financial Officer (Principal Accounting Officer)
Robert T. O’Shaughnessy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Centex LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	Manager, Executive Vice President, and Chief Financial Officer (Principal Accounting Officer)
Robert T. O’Shaughnessy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX REAL ESTATE CONSTRUCTION COMPANY

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Centex Real Estate Construction Company does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ John J. Chadwick	President (Principal Executive Officer)
John J. Chadwick

/s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook

/s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial Officer)
Bruce E. Robinson

/s/ Robert T. O’Shaughnessy	Director (Principal Accounting Officer)
Robert T. O’Shaughnessy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

CENTEX REAL ESTATE CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Centex Real Estate Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Richard J. Dugas, Jr.	President, Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	Director, Executive Vice President, and Chief Financial Officer (Principal Accounting Officer)
Robert T. O’Shaughnessy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB CALIFORNIA CORP.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb California Corp. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ John Steven Kalmbach	President (Principal Executive Officer)
John Steven Kalmbach /s/ Steven M. Cook	Director, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB COMMUNITIES OF ILLINOIS, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb Communities of Illinois, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB COMMUNITIES, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb Communities, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ D. Christopher Ward	President (Principal Executive Officer)
D. Christopher Ward /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ James L. Ossowski	Vice President – Finance (Principal Accounting Officer)
James L. Ossowski

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Richard J. Dugas, Jr.	President and Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ John J. Chadwick	Vice President – Finance (Principal Accounting Officer)
John J. Chadwick

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB HOME CONSTRUCTION, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb Home Construction, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB LIMITED HOLDING CO.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb Limited Holding Co. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB SOUTHWEST CO.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb Southwest Co. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Stephen V. Teodecki	Vice President – Finance (Principal Accounting Officer)
Stephen V. Teodecki

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB TEXAS LIMITED PARTNERSHIP
By:	DEL WEBB SOUTHWEST CO., its general partner

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb Southwest Co., the general partner of Del Webb Texas Limited Partnership does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Stephen V. Teodecki	Vice President – Finance (Principal Accounting Officer)
Stephen V. Teodecki

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB’S COVENTRY HOMES CONSTRUCTION CO.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb’s Coventry Homes Construction Co. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook

/s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB’S COVENTRY HOMES, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb’s Coventry Homes, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DEL WEBB’S COVENTRY HOMES OF NEVADA, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Del Webb’s Coventry Homes of Nevada, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DiVOSTA BUILDING, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of DiVosta Building, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Ryan Marshall	Manager and President (Principal Executive Officer)
Ryan Marshall /s/ Steven M. Cook	Manager, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial Officer)
Bruce E. Robinson /s/ Peter J. Keane	Vice President (Principal Accounting Officer)
Peter J. Keane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DiVOSTA HOMES HOLDINGS, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of DiVosta Homes Holdings, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Ryan Marshall	Manager and President (Principal Executive Officer)
Ryan Marshall /s/ Steven M. Cook	Manager, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial Officer)
Bruce E. Robinson /s/ Peter J. Keane	Vice President (Principal Accounting Officer)
Peter J. Keane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DiVOSTA HOMES, L.P.
By: DiVOSTA HOMES HOLDINGS, LLC, its general partner

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of DiVosta Homes Holdings, LLC, the general partner of DiVosta Homes, L.P. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Ryan Marshall	Manager and President (Principal Executive Officer)
Ryan Marshall /s/ Steven M. Cook	Manager, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial Officer)
Bruce E. Robinson /s/ Peter J. Keane	Vice President (Principal Accounting Officer)
Peter J. Keane

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

DW HOMEBUILDING CO.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of DW Homebuilding Co. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

NOMAS LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers Nomas LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Robert T. O’Shaughnessy	Manager and President (Principal Executive and Accounting Officer)
Robert T. O’Shaughnessy /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Manager, Vice President and Treasurer (Principal Financial Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PH 19 CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of PH 19 Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PH1 CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of PH1 Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr	President and Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, General Counsel, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PH3 CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of PH3 Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Robert T. O’Shaughnessy	President (Principal Executive and Accounting Officer)
Robert T. O’Shaughnessy /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PH4 CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of PH4 Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Robert T. O’Shaughnessy	President (Principal Executive and Accounting Officer)
Robert T. O’Shaughnessy /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PN II, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of PN II, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Scott Wright	President (Principal Executive Officer)
Scott Wright /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

POTOMAC YARD DEVELOPMENT LLC By: POTOMAC YARD DEVELOPMENT SOLE MEMBER LLC, its sole member By: PULTE HOME CORPORATION, its sole member

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Home Corporation, the sole member of Potomac Yard Development Sole Member LLC, the sole member of Potomac Yard Development LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director, President, Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	Executive Vice President, and Chief Financial Officer
Robert T. O’Shaughnessy	(Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PRESERVE II, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Preserve II, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Robert T. O’Shaughnessy	Director and President (Principal Executive and Accounting Officer)
Robert T. O’Shaughnessy /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE ARIZONA SERVICES, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Arizona Services, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ John J. Chadwick	Director and President (Principal Executive Officer)
John J. Chadwick /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE BUILDING SYSTEMS HOLDING COMPANY, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Building Systems Holding Company, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ John J. Chadwick	President (Principal Executive Officer)

/s/ Bruce E. Robinson	Manager, Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ James L. Ossowski	Vice President (Principal Accounting Officer)
James L. Ossowski

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE COMMUNITIES NJ, LIMITED PARTNERSHIP By: PRESERVE I, INC., its general partner

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Preserve I, Inc., the general partner of Pulte Communities NJ, Limited Partnership does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Robert T. O’Shaughnessy	Director and President (Principal Executive and Accounting Officer)
Robert T. O’Shaughnessy /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE DEVELOPMENT CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Development Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ D. Christopher Ward	President (Principal Executive Officer)
D. Christopher Ward /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE DEVELOPMENT NEW MEXICO, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Development New Mexico, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director
Richard J. Dugas, Jr. /s/ William J. Gillilan, IV	President (Principal Executive Officer)
William J. Gillilan, IV /s/ Steven M. Cook	Director, Senior Vice President, General Counsel, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOME CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Home Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director, President, Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Robert T. O’Shaughnessy Robert T. O’Shaughnessy	Executive Vice President, and Chief Financial Officer (Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOME CORPORATION OF THE DELAWARE VALLEY

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Home Corporation of the Delaware Valley does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Stephen P. Schlageter	President (Principal Executive Officer)
Stephen P. Schlageter /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF GREATER KANSAS CITY, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Homes of Greater Kansas City, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director and President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF INDIANA, LLC

By:	/s/ Steven M. Cook
Steven M. Cook
Manager

Each of the undersigned managers of Pulte Homes of Indiana, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Steven M. Cook	Manager
Steven M. Cook

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF MICHIGAN LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Homes of Michigan LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Anthony Barbee	Manager and President (Principal Executive Officer)
Anthony Barbee /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary
Bruce E. Robinson	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF MINNESOTA LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Homes of Minnesota LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Anthony Barbee	Chief Executive Officer (Principal Executive Officer)
Anthony Barbee /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Manager, Vice President, Treasurer, and Assistant Secretary
Bruce E. Robinson /s/ Graham Epperson	(Principal Financial Officer) Chief Manager, President
Graham Epperson	(Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF NEW ENGLAND LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Homes of New England LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ James R. McCabe	Manager and President (Principal Executive Officer)
James R. McCabe /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary
Bruce E. Robinson /s/ Reid Blute	(Principal Financial Officer) Manager and Vice President
Reid Blute /s/ Brian Lupien	Manager (Principal Accounting Officer)
Brian Lupien /s/ Geoffrey U. Rendall	Manager
Geoffrey U. Rendall /s/ Elizabeth Pacini	Manager
Elizabeth Pacini

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF NEW MEXICO, INC.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Homes of New Mexico, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ William J. Gillilan, IV	President (Principal Executive Officer)
William J. Gillilan, IV /s/ Richard J. Dugas, Jr.	Director
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF NEW YORK LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Homes of New York LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Stephen P. Schlageter	Manager, President (Principal Executive Officer)
Stephen P. Schlageter /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF NJ, LIMITED PARTNERSHIP By: PULTE HOME CORPORATION OF THE DELAWARE VALLEY, its general partner

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Home Corporation of the Delaware Valley, the general partner of Pulte Homes of NJ, Limited Partnership does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title
/s/ Stephen P. Schlageter	President (Principal Executive Officer)
Stephen P. Schlageter /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF OHIO LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Homes of Ohio LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Anthony Barbee	Manager and President (Principal Executive Officer)
Anthony Barbee /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook
/s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF PA, LIMITED PARTNERSHIP By: PH 50 LLC, its general partner

By:	/s/ Stephen P. Schlageter
Stephen P. Schlageter
Manager

Each of the undersigned officers and managers of PH 50 LLC, the general partner of Pulte Homes of PA, Limited Partnership does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Stephen P. Schlageter	Manager, (Principal Executive Officer)
Stephen P. Schlageter /s/ Matthew D. Roesch	Manager
Matthew D. Roesch /s/ Scott Brown	Manager (Principal Financial and Accounting Officer)
Scott Brown /s/ James P. Mullen	Manager
James P. Mullen /s/ Donna Mannarino	Manager
Donna Mannarino

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF ST. LOUIS, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Homes of St. Louis, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Chairman of the Board and President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES OF TEXAS, L.P. By: PULTE NEVADA I LLC, its general partner

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Nevada I LLC, the general partner of Pulte Homes of Texas, L.P. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Robert T. O’Shaughnessy	President (Principal Executive Officer)
Robert T. O’Shaughnessy /s/ Harmon D. Smith	Manager
Harmon D. Smith /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES TENNESSEE LIMITED PARTNERSHIP By: PULTE HOMES TENNESSEE, INC., its general partner

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Homes Tennessee, Inc., the general partner of Pulte Homes Tennessee Limited Partnership does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director and President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE HOMES TENNESSEE, INC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Homes Tennessee, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director and President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE LAND COMPANY, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Land Company, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Steven M. Cook	Manager, Senior Vice President, and Secretary (Principal Executive Officer)
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE NEVADA I LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Nevada I LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Robert T. O’Shaughnessy	President (Principal Executive Officer)
Robert T. O’Shaughnessy /s/ Harmon D. Smith	Manager
Harmon D. Smith /s/ Steven M. Cook	Manager, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE PAYROLL CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Payroll Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson /s/ James R. Ellinghausen	Director and Executive Vice President
James R. Ellinghausen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on February 19, 2016.

PULTE REALTY HOLDINGS, INC.

By:	/s/ David Furstenberg
David Furstenberg
President

Each of the undersigned officers and directors of Pulte Realty Holdings, Inc. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ David Furstenberg	Director, President, and Treasurer (Principal Executive and Financial Officer)
David Furstenberg /s/ Michael J. Laramie	Director and Secretary
Michael J. Laramie /s/ Valerie A. Doyle	Assistant Treasurer and Assistant Secretary (Principal Accounting Officer)
Valerie A. Doyle

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on February 19, 2016.

PULTE REALTY LIMITED PARTNERSHIP By: PULTE REALTY HOLDINGS, INC., its general partner

By:	/s/ David Furstenberg
David Furstenberg
President

Each of the undersigned officers and directors of Pulte Realty Holdings, Inc., the general partner of Pulte Realty Limited Partnership does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ David Furstenberg	Director, President, and Treasurer (Principal Executive and Financial Officer)
David Furstenberg /s/ Michael J. Laramie	Director and Secretary
Michael J. Laramie /s/ Valerie A. Doyle	Assistant Treasurer and Assistant Secretary (Principal Accounting Officer)
Valerie A. Doyle

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE TEXAS HOLDINGS, LLC

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and managers of Pulte Texas Holdings, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Harmon D. Smith	Manager and President (Principal Executive Officer)
Harmon D. Smith /s/ Steven M. Cook	Manager, Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson /s/ Stephen V. Teodecki	Vice President (Principal Accounting Officer)
Stephen V. Teodecki

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

PULTE/BP MURRIETA HILLS, LLC
By:	PULTE HOME CORPORATION, its manager member

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Pulte Home Corporation, the managing member of Pulte/BP Murrieta Hills, LLC does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director, President, Chief Executive Officer (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, General Counsel and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary
Bruce E. Robinson /s/ Robert T. O’Shaughnessy	(Principal Financial Officer) Executive Vice President, and Chief Financial
Robert T. O’Shaughnessy	Officer (Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

RN ACQUISITION 2 CORP.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of RN Acqusition 2 Corp. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director and President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President and Treasurer (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

TERRAVITA HOME CONSTRUCTION CO.

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Terravita Home Construction Co. does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Richard J. Dugas, Jr.	Director and President (Principal Executive Officer)
Richard J. Dugas, Jr. /s/ Steven M. Cook	Director, Vice President, General Counsel, and Secretary
Steven M. Cook /s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial and Accounting Officer)
Bruce E. Robinson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on February 19, 2016.

WIL CORPORATION

By:	/s/ Bruce E. Robinson
Bruce E. Robinson
Vice President and Treasurer

Each of the undersigned officers and directors of Wil Corporation does hereby severally constitute and appoint Robert T. O’Shaughnessy, Bruce E. Robinson and Steven M. Cook, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on February 19, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ Robert T. O’Shaughnessy	President (Principal Executive and Accounting Officer)
Robert T. O’Shaughnessy

/s/ Steven M. Cook	Director, Senior Vice President, and Secretary
Steven M. Cook

/s/ Bruce E. Robinson	Vice President, Treasurer, and Assistant Secretary (Principal Financial Officer)
Bruce E. Robinson

EXHIBIT INDEX

Exhibit Number		Description

(1)	(a)**	Form of Underwriting Agreement.

(3)	(a)	Restated Articles of Incorporation of PulteGroup, Inc. (Incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K, filed with the SEC on August 18, 2009, File No. 001-09804)

	(b)	Certificate of Amendment to the Articles of Incorporation of PulteGroup, Inc., dated March 18, 2010 (Incorporated by reference to Exhibit 3(b) of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed with the SEC on May 6, 2010, File No. 001-09804)

	(c)	Certificate of Amendment to the Articles of Incorporation of PulteGroup, Inc., dated May 21, 2010 (Incorporated by reference to Exhibit 3(c) of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the SEC on November 5, 2010, File No. 001-09804)

	(d)	By-laws, as amended, of PulteGroup, Inc. (Incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K, filed with the SEC on April 8, 2009, File No. 001-09804)

	(e)	Certificate of Designation of Series A Junior Participating Preferred Shares, dated August 6, 2009 (Incorporated by reference to Exhibit 3(b) of our Registration Statement on Form 8-A, filed with the SEC on August 18, 2009, File No. 001-09804)

(4)	(a)	Senior Note Indenture dated as of October 24, 1995 among PulteGroup, Inc. (formerly known as Pulte Corporation), certain of its subsidiaries, as Guarantors, and The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago). (Incorporated by reference to Exhibit (c)1 to our Current Report on Form 8-K, dated October 20, 1995, File No. I9804).

	(b)	Indenture Supplement dated as of August 27, 1997 among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed with the SEC on October 6, 1997, File No. 001-09804)

	(c)	Indenture Supplement dated as of March 20, 1998 among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed with the SEC on March 24, 1998, File No. 001-09804)

Exhibit Number	Description

(d)	Indenture Supplement dated January 31, 1999 among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed with the SEC on March 3, 1999, File No. 001-09804)

(e)	Indenture Supplement dated April 3, 2000 among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.5 to our Registration Statement on Form S-4, filed with the SEC on May 11, 2000, Registration No. 333-36814)

(f)	Indenture Supplement dated February 21, 2001, among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4(j) to our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC on February 27, 2004, File No. 001-09804)

(g)	Indenture Supplement dated July 31, 2001, among PulteGroup, Inc. (formerly known as Pulte Corporation), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.7 to our Registration Statement on Form S-4, filed with the SEC on October 2, 2001, Registration No. 333-70786)

(h)	Indenture Supplement dated August 6, 2001, among PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4.8 to our Registration Statement on Form S-4, filed with the SEC on October 2, 2001, Registration No. 333-70786)

(i)	Form of Indenture Supplement dated as of May 17, 2006, among PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 4(a) to our Current Report on Form 8-K, filed with the SEC on May 16, 2006, File No. 001-09804)

(j)	Indenture Supplement dated September 15, 2009, among PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc. (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on September 16, 2009, File No. 001-09804)

Exhibit Number		Description

	(k)*	Indenture Supplement dated February 8, 2016, among PulteGroup, Inc., The Bank of New York Mellon Trust Company, N.A. (as successor Trustee to J.P. Morgan Trust Company, National Association, which was successor Trustee to Bank One Trust Company, National Association, which was successor Trustee to The First National Bank of Chicago), and certain subsidiaries of PulteGroup, Inc.

	(l)*	Form of Subordinated Indenture.

	(m)	Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010, between PulteGroup, Inc. and Computershare Trust Company, N.A., as rights agent, which includes the Form of Rights Certificate as Exhibit B thereto (Incorporated by reference to Exhibit 4 of PulteGroup, Inc.’s Registration Statement on Form 8-A/A, filed with the SEC on March 23, 2010, File No. 001-09804)

	(n)	First Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 14, 2013, between PulteGroup, Inc. and Computershare Trust Company, N.A., as rights agent (Incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K, filed with the SEC on March 15, 2013, File No. 001-09804)

	(o)**	Form of Common Shares Certificate.

	(p)**	Form of Certificate of Designation for Preferred Shares.

	(q)**	Form of Preferred Shares Certificate.

	(r)**	Form of Deposit Agreement.

	(s)**	Form of Depositary Receipt.

	(t)**	Form of Warrant Agreement.

	(u)**	Form of Warrant Certificate.

	(v)**	Form of Stock Purchase Contract Agreement.

	(w)**	Form of Stock Purchase Unit Agreement.

(5)	(a)*	Opinion of Sidley Austin LLP.

	(b)*	Opinion of Steven M. Cook, Executive Vice President, Chief Legal Officer and Corporate Secretary of PulteGroup, Inc.

(12)	(a)	Computation of Ratio of Earnings to Fixed Charges. (Incorporated by reference to Exhibit 12 to our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 8, 2016, File No. 001-09804)

(23)	(a)	Consent of Sidley Austin LLP (included in Exhibit 5(a) hereto).

	(b)	Consent of Steven M. Cook Executive Vice President, Chief Legal Officer and Corporate Secretary of PulteGroup, Inc. (included in Exhibit 5(b) hereto).

	(c)*	Consent of Ernst & Young LLP.

(24)	(a)	Power of Attorney (included in Signature pages hereto of PulteGroup, Inc. and the Subsidiary Guarantor Registrants).

(25)	(a)*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A. under the Senior Note Indenture.

*	Filed herewith
**	To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.